UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
 SCHEDULE 14A
 PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
 THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No. )

 Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
 Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Custom Truck One Source, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CUSTOM TRUCK ONE SOURCE, INC.
7701 Independence Ave
Kansas City, Missouri 64125

April ____, 2023

Dear Custom Truck One Source Stockholder:
On behalf of the Board of Directors and management of Custom Truck One Source, Inc., I invite you to attend remotely the 2023 Annual Meeting of Stockholders (the "Annual Meeting").
The Annual Meeting will be held on Thursday, June 15, 2023 at 9:00 a.m. Eastern Time. It will be conducted via live webcast only, and you will be able to participate online at www.virtualshareholdermeeting.com/CTOS2023. You may submit questions during the meeting and will be able to vote your shares electronically. The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement include details regarding how to join the Annual Meeting and the business to be conducted at the Annual Meeting.
I hope that you will be able to join the Annual Meeting. If you do not plan to attend, I strongly encourage you to vote as soon as possible to ensure that your shares are represented at the Annual Meeting. The accompanying Proxy Statement explains more about voting. Please read it carefully.
We sincerely appreciate your continued support.

Sincerely,

Marshall Heinberg
Chairman of the Board

Custom Truck One Source, Inc. 2023 Proxy Statement | 1

CUSTOM TRUCK ONE SOURCE, INC.
7701 Independence Ave
Kansas City, Missouri 64125
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 9:00 a.m. Eastern Time on Thursday, June 15, 2023

Dear Stockholders of Custom Truck One Source, Inc.:
We cordially invite you to attend the 2023 annual meeting of stockholders (the "Annual Meeting") of Custom Truck One Source, Inc., a Delaware corporation, which will be held on Thursday, June 15, 2023 at 9:00 a.m. Eastern Time, for the following purposes, as more fully described in the accompanying proxy statement:
1.To elect four Class A directors to serve until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified;
2.To amend and restate the Restated Certificate of Incorporation to reflect director voting rights consistent with our Amended and Restated Stockholders’ Agreement, which also provides greater flexibility for the Board to change its size or composition without impacting the voting control of Platinum’s director designees in certain circumstances;
3.To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023; and
4.To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
The Annual Meeting will be conducted via live webcast, and you will be able to participate online at www.virtualshareholdermeeting.com/CTOS2023. You may submit questions during the meeting and will be able to vote your shares electronically.
Our board of directors has fixed the close of business on April 21, 2023 as the record date for the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the Annual Meeting at the Company’s offices at 7701 Independence Ave., Kansas City, Missouri 64125. The list of these stockholders will also be available to view during the Annual Meeting for stockholders who attend the meeting. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting. We will first make our proxy statement, proxy card and other proxy materials available to stockholders on or about April 28, 2023. Only stockholders of record on April 21, 2023 are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.
YOUR VOTE IS IMPORTANT. We urge you to submit your vote via the Internet, telephone or mail as soon as possible to ensure that your shares are represented, regardless of whether you plan to attend the Annual Meeting. For additional instructions on voting by the Internet, please refer to your proxy card. Returning the proxy does not deprive you of your right to attend the Annual Meeting electronically and to vote your shares at the Annual Meeting.
We sincerely appreciate your continued support.
By order of the Board of Directors,
Adam Haubenreich
Executive Vice President — General Counsel, Secretary
Kansas City, Missouri
April ____, 2023

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Table of Contents
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CUSTOM TRUCK ONE SOURCE, INC.
PROXY STATEMENT
FOR
2023 ANNUAL MEETING OF STOCKHOLDERS

PROCEDURAL MATTERS
This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the "Board") for use at the 2023 annual meeting of stockholders of Custom Truck One Source, Inc., a Delaware corporation ("CTOS" or the "Company"), and any postponements, adjournments or continuations thereof (the "Annual Meeting"). The Annual Meeting will be held on Thursday, June 15, 2023, at 9:00 a.m. Eastern Time via live webcast, and you will be able to participate online at www.virtualshareholdermeeting.com/CTOS2023. You may submit questions during the meeting and will be able to vote your shares electronically.
You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.
How do I attend the Annual Meeting?
The meeting will be held on Thursday, June 15, 2023, at 9:00 a.m. Eastern Time. The Annual Meeting will be conducted via live webcast, and you will be able to participate online at www.virtualshareholdermeeting.com/CTOS2023. Information on how to vote in person at the Annual Meeting is discussed below.
To participate in the Annual Meeting, you will need the 16-digit control number included on your Notice of Internet Availability, on your proxy card or on the instructions that accompanied your proxy materials. We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:45 a.m. Eastern Time, and you should allow ample time for the check-in procedures.
Why is the Annual Meeting Virtual only?
Due to the prevalence and quality of virtual meeting technologies, and our focus on environmental stewardship, this year’s Annual Meeting will be virtual only. Holding the Annual Meeting as a virtual only meeting allows us to reach the broadest number of stockholders while maintaining our commitment to the environment.
Why did I receive a Notice of Internet Availability of Proxy Materials instead of a paper copy of proxy materials?
The rules of the Securities and Exchange Commission (the "SEC") permit us to furnish proxy materials, including this proxy statement, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. If you received a Notice of Internet Availability of Proxy Materials, you will not receive a printed copy of the proxy materials unless you specifically request a printed copy. The Notice of Internet Availability of Proxy Materials will instruct you how to access and review all of the important information contained in the proxy materials. The Notice of Internet Availability of Proxy Materials also instructs you how to submit your proxy on the Internet and how to vote by telephone. If you would like to receive a printed or emailed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials.
Who can vote at the Annual Meeting?
Holders of shares of our common stock as of the close of business on April 21, 2023, the record date for the Annual Meeting, may vote at the Annual Meeting. As of the record date, there were [● shares] of our common stock issued and outstanding and entitled to vote. Stockholders are not permitted to cumulate votes with respect to the election of directors. Each share of common stock is entitled to one vote on each proposal.
Registered Stockholders
If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote live at the Annual Meeting. Throughout this proxy statement, we refer to these registered stockholders as "stockholders of record."
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Street Name Stockholders
If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in "street name," and your broker, bank or other nominee is considered the stockholder of record with respect to those shares. If you are a beneficial owner of shares held in street name and do not have a 16-digit control number on the Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials, please contact your broker, bank or other nominee well in advance of the Annual Meeting for instructions on how to obtain a 16-digit control number and access the virtual meeting as a "stockholder." Instructions should also be provided on the voting instruction form provided by your broker, bank or other nominee. Without first obtaining your 16-digit control number and logging in as a "stockholder," you will still be able to attend the meeting by logging in as a guest; however, you will not be able to vote your shares or ask questions during the meeting. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as "street name stockholders."
What matters am I voting on?
You will be voting on:
■Proposal No. 1: the election of four Class A directors to serve until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified;
■Proposal No. 2: the amendment and restatement of the Restated Certificate of Incorporation to reflect director voting rights consistent with our Amended and Restated Stockholders’ Agreement, which also provides greater flexibility for the Board to change its size or composition without impacting the voting control of Platinum’s director designees in certain circumstances;
■Proposal No. 3: the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023; and
■any other business as may properly come before the Annual Meeting.
How does the Board recommend I vote on these proposals?
Our Board recommends a vote:
■"FOR" the election of each of Paul Bader, Rahman D'Argenio, Mark D. Ein, and David Glatt as a Class A director;
■"FOR" the amendment and restatement of the Restated Certificate of Incorporation to reflect director voting rights consistent with our Amended and Restated Stockholders’ Agreement, which also provides greater flexibility for the Board to change its size or composition without impacting the voting control of Platinum’s director designees in certain circumstances; and
■"FOR" the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023.
How many votes are needed for approval of each proposal?
■Proposal No. 1 requires a plurality of the votes cast. "Plurality" means that the nominees who receive the largest number of votes cast "For" such nominees are elected as directors. As a result, any shares not voted "For" a nominee (including "Withhold" votes or broker non-votes) will have no effect on the outcome of the election. You may vote "For" or "Withhold" on each of the nominees for election as a director.
■Proposal No. 2 requires the affirmative vote of a majority of the outstanding shares of common stock. Abstentions and broker non-votes will be treated as votes cast against this proposal.
■Proposal No. 3 requires the affirmative vote of a majority of the votes cast (excluding abstentions and broker non-votes). Abstentions will not be considered votes cast for this proposal and will have no effect on the vote for this proposal. This proposal is a "routine" matter for which we do not expect any broker non-votes. Any broker non-votes will not be treated as votes cast and will have no effect on the vote for this proposal.
What is a quorum?
A quorum is the minimum number of shares required to be present at the Annual Meeting to properly hold an annual meeting of stockholders and conduct business under our bylaws and Delaware law. The presence, in person or by remote communication, or represented by proxy, of a majority in voting power of the stock issued and outstanding and entitled to
Custom Truck One Source, Inc. 2023 Proxy Statement | 6

vote at the Annual Meeting will constitute a quorum at the Annual Meeting. Abstentions, withhold votes and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.
How do I vote?
■by completing and mailing your proxy card (if you received printed proxy materials);
■by telephone: 1-800-690-6903, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on June 14, 2023 (use any touch-tone telephone to transmit your voting instructions and have your proxy card with you when you call and follow the instructions);
■by Internet prior to the meeting, at www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on June 14, 2023 (have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form); or
■by Internet during the meeting, at www.virtualshareholdermeeting.com/CTOS2023.
Even if you plan to join the Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to attend the Annual Meeting.
As discussed above, if you are a street name stockholder and do not have a 16-digit control number on the Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials, please contact your broker, bank or other nominee well in advance of the Annual Meeting for instructions on how to obtain a 16-digit control number and access the virtual meeting as a "stockholder." Instructions should also be provided on the voting instruction form provided by your broker, bank or other nominee. Without first obtaining your 16-digit control number and logging in as a "stockholder," you will still be able to attend the meeting by logging in as a guest; however, you will not be able to vote your shares or ask questions during the meeting.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you owned as of April 21, 2023.
What happens if I do not vote?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record and do not vote online, by telephone, by completing and mailing a proxy card or in person at the Annual Meeting, your shares will not be voted.
Street Name Stockholder: Shares Registered in the Name of Broker, Bank or Other Nominee
Brokerage firms and other intermediaries holding shares of our common stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank or other nominee will have discretion to vote your shares on our sole "routine" matter: the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023. Your broker, bank or other nominee will not have discretion to vote on any other proposals, which are "non-routine" matters, absent direction from you.
What if I return a proxy card or otherwise vote but do not make specific choices?
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, "For" the election of each of the four nominees for director, "For" the amendment and restatement of the Restated Certificate of Incorporation to reflect director voting rights consistent with our Amended and Restated Stockholders’ Agreement, which also provides greater flexibility for the Board to change its size or composition without impacting the voting control of Platinum’s director designees in certain circumstances, and "For" the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023. If any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using the individual’s best judgment. If you are a street name stockholder and you do not vote or give voting instructions to your broker, bank or other nominee, your broker, bank or other nominee will have discretion to vote your shares on our sole "routine" matter: the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023. Your broker, bank or other nominee will not have discretion to vote on any other proposals, which are "non-routine" matters, absent direction from you.
Can I change my vote or revoke my proxy?
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Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:
■entering a new vote by Internet until 11:59 p.m. Eastern Time on Wednesday, June 14, 2023;
■entering a new vote by telephone;
■completing and returning a later-dated proxy card;
■notifying Adam Haubenreich, Executive Vice President — General Counsel, Secretary of Custom Truck One Source, Inc., in writing, at Custom Truck One Source, Inc., 7701 Independence Avenue, Kansas City, Missouri 64125; or
■by attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).
If you are a street name stockholder, you may change your vote or revoke your proxy any time before the Annual Meeting by following the same procedure above. However, if you do not have a 16-digit control number on the Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials, please contact your broker, bank or other nominee to obtain the 16-digit control number.
What do I need to do to attend the Annual Meeting?
If you plan to participate the meeting, you must be a holder of Company shares as of the record date of April 21, 2023.
On the day of the meeting, online check-in will begin at 8:45 a.m., Eastern Time. To join the Annual Meeting online, visit www.virtualshareholdermeeting.com/CTOS2023 and log in as a "stockholder" with your 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. If you lose your 16-digit control number, you may join as a "guest," but you will not be able to vote or ask questions.
Please allow ample time for online check-in. The online check-in procedures may be delayed.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board. Our Board has designated Ryan McMonagle and Adam Haubenreich as proxy holders. The shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder when properly dated, executed and returned. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board as described above. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.
How are proxies solicited for the Annual Meeting?
Our Board is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers, banks, or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker, bank or other nominee holds shares of our common stock on your behalf. In addition, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.
Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the Current Report on Form 8-K as soon as they become available.
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
We have adopted a procedure called "householding," which the SEC has approved. Under this procedure, we deliver a single copy of our proxy materials, to multiple stockholders who share the same address, unless we have received contrary instructions from one or more of such stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of our proxy materials to any stockholder at a shared address
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to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of our proxy materials, such stockholder may contact us at:
Custom Truck One Source, Inc.
Attention: Investor Relations
7701 Independence Avenue
Kansas City, MO 64125
(844) 403-6138
Street name stockholders may contact their broker, bank or other nominee to request information about householding.
What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?
Stockholder Proposals
Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at next year’s annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for the 2024 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not later than December 30, 2023. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:
Custom Truck One Source, Inc.
Attention: Executive Vice President — General Counsel, Secretary
7701 Independence Avenue
Kansas City, Missouri 64125
Our bylaws also establish a notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting of stockholders is business that is (i) specified in a notice of meeting given by or at the direction of our Board, (ii) if not specified in a notice of meeting, otherwise brought before the meeting by our Board or the chairperson of the meeting or (iii) properly brought before such meeting by a stockholder of record entitled to vote at such annual meeting who has delivered timely written notice to our Secretary, which notice must contain the information specified in our bylaws. To be timely for the 2024 annual meeting of stockholders, our Secretary must receive the written notice at our principal executive offices:
–not earlier than February 16, 2024; and
–not later than March 17, 2024.
If we hold the 2024 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary of the Annual Meeting, then, for notice by the stockholder to be timely, it must be received by our Secretary not later than the 90th day prior to such annual meeting, or if later, the tenth day following the day on which public disclosure of the date of such annual meeting is first made.
If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting of stockholders does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.
Nomination of Director Candidates
Our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely notice to our Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Secretary within the time periods described above under the section titled "Stockholder Proposals" for stockholder proposals that are not intended to be included in a proxy statement.
In addition to satisfying the requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In connection with our solicitation of proxies for our 2024 annual meeting of stockholders, we intend to file a proxy statement and WHITE proxy card with the SEC.
Availability of Bylaws
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A copy of our bylaws is available via the SEC’s website at http://www.sec.gov. You may also contact our Secretary at the address set forth above for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

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PROPOSAL NO. 1
ELECTION OF CLASS A DIRECTORS
Our Board is currently composed of 11 members. In accordance with our certificate of incorporation, our Board is divided into three staggered classes of directors. At the Annual Meeting, four Class A directors will be elected for a three-year term to succeed the same class whose term is then expiring.
Each director’s term continues until the election and qualification of his or her successor, or such director’s earlier death, resignation or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors. This classification of our Board may have the effect of delaying or preventing changes in the control of the Company.
Nominees
Our Board has approved Paul Bader, Rahman D'Argenio, Mark D. Ein, and David Glatt as nominees for election as a Class A director at the Annual Meeting. If elected, each of them will serve as directors until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified, or, if sooner, until each such director's earlier death, resignation, or removal. Each of the nominees is currently a director of the Company. For information concerning the nominees, please see the section titled "Board of Directors."
If you are a stockholder of record and you sign your proxy card or vote over the Internet but do not give instructions with respect to the voting of directors, your shares will be voted "FOR" the election of each of Paul Bader, Rahman D'Argenio, Mark D. Ein, and David Glatt as a Class A director. We expect that Paul Bader, Rahman D'Argenio, Mark D. Ein and David Glatt will each accept such nomination; however, if a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by our Board to fill such vacancy. If you are a street name stockholder and you do not vote or give voting instructions to your broker, bank, or other nominee, your broker, bank, or other nominee will leave your shares unvoted on this matter.
Vote Required
The election of directors requires a plurality of the votes cast. Votes withheld or broker non-votes will have no effect on this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
EACH OF THE NOMINEES NAMED ABOVE.

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PROPOSAL NO. 2
AMENDMENT AND RESTATEMENT OF RESTATED CERTIFICATE OF INCORPORATION TO REFLECT DIRECTOR VOTING RIGHTS
Our Board has unanimously approved, and is hereby soliciting approval of, an amendment and restatement of the Restated Certificate of Incorporation (the "Certificate of Incorporation" and as so amended and restated, the "Third Amended and Restated Certificate of Incorporation") to reflect the votes to which each director is entitled in any matter submitted to the Board for its consideration (each such matter, a "Board Matter") in a manner consistent with our Amended and Restated Stockholders’ Agreement, which also provides greater flexibility for the Board to change its size or composition without impacting the voting control of Platinum’s director designees in certain circumstances. The following discussion is qualified in its entirety by the full text of the Third Amended and Restated Certificate of Incorporation, which is attached hereto as Annex A.
Purposes and Effects of the Third Amended and Restated Certificate of Incorporation
The current Amended and Restated Stockholders’ Agreement provides that so long as Platinum Equity Advisors, LLC (together with its affiliates, "Platinum") beneficially owns 50% or more of our common stock, Platinum has the right to designate up to seven nominees for the election to the Board, three of which are required to be independent directors. Each Platinum designee director who is not an independent director will have two votes on the Board. In addition to the foregoing, so long as Platinum beneficially owns a number of shares of our common stock that is (a) equal to or greater than 30% of the total number of shares of common stock issued and outstanding and (b) greater than the number of shares of common stock owned by any other person or group of affiliated persons, Platinum also has the right to (i) designate any number of directors described in the first sentence of this paragraph, so long as the total number of votes of all such designees does not exceed the difference of the total number of votes constituting a majority of all votes of all directors minus one and (ii) designate up to two additional nominees for election to the Board, each of whom has the number of votes equal to a fraction the denominator of which is the actual number of directors serving on the Board at the time such vote is cast that were nominated by Platinum and the numerator of which is eight. Except as set forth above with respect to the Platinum designee directors, each director has one vote in any Board Matter.
Our current Certificate of Incorporation does not directly address the votes to which each director is entitled in any Board Matter, but references, and is subject to, such voting rights as set forth in the current Amended and Restated Stockholders’ Agreement.
The Third Amended and Restated Certificate of Incorporation contemplated by this Proposal No. 2 would include the votes to which each director is entitled in any Board Matter directly in the Third Amended and Restated Certificate of Incorporation in a manner consistent with the current Amended and Restated Stockholders’ Agreement. In addition, the Third Amended and Restated Certificate of Incorporation would provide that Platinum’s director designees would have a number of votes based on the aggregate number of votes for all directors, as the current methodology of fixing the number of votes for Platinum director designees does not allow for any change to the size or composition of the Board without impacting the voting control of Platinum’s director designees intended by the Amended and Restated Stockholders’ Agreement.
Upon conclusion of the Annual Meeting and subject to approval of the Third Amended and Restated Certificate of Incorporation, the Amended and Restated Stockholders’ Agreement will be amended to (i) replace the references to each director’s designated votes in any Board Matter with references to such designations as set forth in the Third Amended and Restated Certificate of Incorporation and (ii) remove references to Blackstone as a stockholder of the Company, as Blackstone, as of the date of this proxy statement, beneficially owns less than 4.5% of our common stock and the Amended and Restated Stockholders’ Agreement has terminated with respect to Blackstone.
Legal Effectiveness of the Third Amended and Restated Certificate of Incorporation
The Third Amended and Restated Certificate of Incorporation contemplated by this Proposal No. 2 would be effective as of the time it is filed with the Delaware Secretary of State which, assuming this Proposal No. 2 is approved, will be filed promptly after the results of the stockholder vote are certified.
Vote Required
The affirmative vote of a majority of the outstanding shares of common stock is required for the approval of this Proposal No. 2. Abstentions and broker non-votes will be treated as vote cast against this proposal. Our majority shareholders, consisted of Platinum, certain affiliates of Energy Capital Partners, LLC ("ECP") and certain affiliates of Capitol Acquisition Management IV LLC and Capitol Acquisition Founder IV LLC ("Capitol"), which collectively own approximately 75% of our shares outstanding, have agreed to vote "for" this Proposal No. 2.
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THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
THE THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

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PROPOSAL NO. 3
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has appointed Ernst & Young LLP ("EY"), an independent registered public accounting firm, to audit our consolidated financial statements for our fiscal year ending December 31, 2023. During our fiscal year ended December 31, 2022, EY served as our independent registered public accounting firm.
As previously reported on our Current Report on Form 8-K filed on April 6, 2021, in connection with the Acquisition (as defined below), our Audit Committee approved the engagement of EY as our independent registered public accounting firm and the dismissal of Deloitte & Touche LLP ("Deloitte"), effective on April 1, 2021.
Deloitte’s report on the Company’s consolidated financial statements for the year ended December 31, 2020, which were included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
For period from January 1, 2021 to March 31, 2021, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference thereto in its reports; and (ii) no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K.
The Company provided Deloitte with a copy of the foregoing disclosures and requested that Deloitte furnish a letter addressed to the SEC stating whether or not it agrees with the foregoing disclosures. A copy of Deloitte’s letter, dated April 6, 2021, is included as Exhibit 16.1 to our Current Report on Form 8-K filed with the SEC on April 6, 2021.
During period from January 1, 2021 to March 31, 2021, neither the Company nor anyone on its behalf consulted with EY regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that EY concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K; or (iii) any "reportable event" within the meaning of Item 304(a)(1)(v) of Regulation S-K.
Notwithstanding the appointment of EY, and even if our stockholders ratify the appointment, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our Audit Committee believes that such a change would be in the best interests of the Company and our stockholders. At the Annual Meeting, our stockholders are being asked to ratify the appointment of EY as our independent registered public accounting firm for our fiscal year ending December 31, 2023. Our Audit Committee is submitting the appointment of EY to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of EY will be present at the Annual Meeting, and they will have an opportunity to make a statement and will be available to respond to appropriate questions from our stockholders.
If our stockholders do not ratify the appointment of EY, our Audit Committee may reconsider the appointment.
Fees Paid to the Independent Registered Public Accounting Firm
The following table presents fees for professional audit services and other services rendered to the Company by EY for our fiscal year ended December 31, 2022 and 2021.

	2022	2021
Audit Fees(1)	$2,889,000	$2,625,000
Audit-Related Fees(2)	249,000	257,000
Tax Fees(3)	—	192,000
Total Fees	$3,138,000	$3,074,000
(1) Audit Fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by our independent registered public accounting firm in connection with regulatory filings, including audited financial statements presented in our Annual Report on Form 10-K and financial information included in our Form 10-Q for the respective period.
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(2) Audit-Related Fees consist of fees related to registration statements and procedures performed in connection with merger and acquisition activities.
(3) Tax Fees consist of fees for professional services for tax compliance and tax advice. These services include consultation on tax matters and assistance regarding federal, state and international tax compliance.
Auditor Independence
In our fiscal years ended December 31, 2022 and 2021, there were no other professional services provided by EY, other than those listed above, that would have required our Audit Committee to consider their compatibility with maintaining the independence of EY.
Audit Committee Pre-Approval Policies and Procedures
Based on the Audit Committee Charter, the Audit Committee or the chair of the Audit Committee, must pre-approve any audit and non-audit services provided to the Company by the independent registered public accounting firm, unless the engagement is entered into pursuant to appropriate pre-approval policies established by the Audit Committee or if such service falls within available exceptions under SEC rules. Our Audit Committee has pre-approved all services performed and to be performed by the Company’s independent registered public accounting firms.
Vote Required
The ratification of the appointment of EY as our independent registered public accounting firm for our fiscal year ending December 31, 2023 requires the affirmative vote of a majority of the votes cast. Abstentions and broker non-votes, if any, will have no effect on the vote for this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE
APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM.

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BOARD OF DIRECTORS
Composition of the Board of Directors
Our business and affairs are managed by and under the direction of our Board. Our bylaws provide that, subject to our Amended and Restated Stockholders’ Agreement and our Certificate of Incorporation, the total number of directors constituting the Board shall be determined from time to time by resolution of the Board. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.
On April 1, 2021, a subsidiary of Nesco Holdings, Inc. ("Nesco") acquired Custom Truck One Source, L.P. ("Custom Truck LP") (the "Acquisition"), and Nesco changed its name to "Custom Truck One Source, Inc." ("we," "our," "us," "CTOS" or "the Company"). In connection with the Acquisition, an affiliate of Platinum made an investment and became the majority stockholder of the Company, while existing Custom Truck LP equity holders, including funds managed by the Blackstone Group ("Blackstone") and certain members of the Custom Truck LP management team, became minority stockholders of the Company. Capitol retained their ownership positions in the Company. In November 2021, Blackstone sold its ownership position in the Company.
In connection with the Acquisition, the Company, Platinum, Blackstone, ECP, Capitol and certain members of the Company’s management entered into an Amended and Restated Stockholders’ Agreement, effective upon consummation of the Acquisition (the "Amended and Restated Stockholders’ Agreement"). The Amended and Restated Stockholders’ Agreement provides that so long as Platinum beneficially owns 50% or more of our common stock issued and outstanding (the "Platinum Director Nomination Threshold"), Platinum has the right to designate up to seven nominees for the election to the Board, three of which are required to be independent directors. Each Platinum designee director who is not an independent director will have two votes on the Board. In addition to the foregoing, so long as Platinum beneficially owns a number of shares of our common stock that is (a) equal to or greater than 30% of the total number of shares of common stock issued and outstanding and (b) greater than the number of shares of common stock owned by any other person or group of affiliated persons (the "Platinum Ownership Threshold"), Platinum also has the right to (i) designate any number of directors described in the second sentence of this paragraph, so long as the total number of votes of all such designees does not exceed the difference of the total number of votes constituting a majority of all votes of all directors minus one and (ii) designate up to two additional nominees for election to the Board, each of whom has the number of votes equal to a fraction the denominator of which is the actual number of directors serving on the Board at the time such vote is cast that were nominated by Platinum and the numerator of which is eight.
Pursuant to the Amended and Restated Stockholders’ Agreement, ECP has the right to designate one nominee for the election to the Board so long as it beneficially owns at least 4.5% of our common stock and Capitol has the right to designate one nominee for the election to our Board so long as it beneficially owns at least 50% of the common stock it held as of the closing of the Acquisition. Additionally, the Chief Executive Officer of the Company shall hold a seat on the Board. Except as set forth above with respect to the Platinum designee directors, each director has one vote in any matter submitted to the Board for its consideration.
Our Board currently consists of 11 directors. Messrs. Bader, Samson, Heinberg, Kelln, Glatt, Wolf and Ms. Nelson are Platinum nominees, Mr. D’Argenio is an ECP nominee, and Mr. Ein is a Capitol nominee.
Terms and Classes of Directors
Our Board is divided into three staggered classes of directors. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the class whose term is then expiring. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that Messrs. Bader, D’Argenio, Ein, and Heinberg, Vice Admiral Jackson, and Ms. Nelson, representing six of our 11 directors, are "independent" as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the NYSE. Pursuant to the Amended and Restated Stockholders’ Agreement, each of Messrs. Samson, Kelln, Glatt and Wolf has two votes on the Board.
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Biographies
The following table sets forth the names, ages as of April 21, 2023, and certain other information for each of the members of our Board with terms expiring at the Annual Meeting and for each of the continuing members of our Board:

Name	Class	Independent	Age	Director Since	Audit Committee	Compensation Committee	Current Term Expires	Expiration of New Term
Nominees for Director
Paul Bader	A	Yes	64	2021	Chair(F)		2023	2026
Rahman D'Argenio	A	Yes	44	2019		•	2023	2026
Mark D. Ein	A	Yes	58	2019			2023	2026
David Glatt	A	No	46	2021			2023	2026
Continuing Directors
Marshall Heinberg	B	Yes	66	2021	• (F)		2024	2024
Louis Samson	B	No	50	2021			2024	2024
David Wolf	B	No	47	2021		•	2024	2024
Fred Ross	C	No	65	2021			2025	2025
Bryan Kelln	C	No	57	2021			2025	2025
Georgia Nelson	C	Yes	73	2021	•	Chair	2025	2025
Mary Jackson	C	Yes	56	2022	•	•	2025	2025
(F) Audit Committee Financial Expert
Nominees for Director
Paul Bader
Mr. Bader has served as an adjunct professor at the Leventhal School of Accounting at the University of Southern California since January 2018. He was a partner in the New York office of Ernst & Young LLP until his retirement in 2016. Mr. Bader held several roles at Ernst & Young over the course of his career, including Partner in Charge of the NY International Tax Practice, Managing Partner of the NY Tax Practice, Managing Partner of Metro NY area, Vice Chair of the Americas M&A practice, Americas Private Equity practice and the Americas Director of Strategy. Mr. Bader spent the last seven years of his career at Ernst & Young consulting with digital media companies on their global operations. Mr. Bader currently serves on the board of directors and as a member of the nominating and governance committee, the compensation committee and the audit committee chair of Interior Logic Group. Mr. Bader previously served on the board of directors and as a member of the nominating and governance committee, the compensation committee and the audit committee chair of PAE Inc. He has also served on the boards of Carnegie Hall, the Citizens Budget Commission and the American Red Cross. Mr. Bader received his BS in accounting and his MA in taxation from the University of Southern California. Mr. Bader is qualified to serve as a director due to his accounting expertise and significant experience advising public companies on accounting and financial reporting matters.
Rahman D’Argenio
Mr. D’Argenio joined Energy Capital Partners in 2010 and is currently a partner and member of ECP’s Investment Committee where he is involved in all areas of the firm’s investment activities, with particular emphasis on fossil and renewable power generation and energy related services. Prior to joining ECP, Mr. D’Argenio spent seven years at First Reserve Corporation, an international energy-focused private equity firm based in Greenwich, Connecticut where his responsibilities included a leadership role in power, financial services and coal-related investments. Prior to that, Mr. D’Argenio worked in the Energy & Utilities Investment Banking Group at Deutsche Bank Securities for approximately three years. Prior to that, Mr. D’Argenio began his career in the structured finance group at Sempra Energy Trading. Mr. D’Argenio currently serves on the boards of Sunnova Energy International Inc., Reflectance Energy GP, LLC, Pivot Energy Holdings GP, LLC, Transit Energy Group Holdings, LLC, Avolta Renewable Holdings, LLC, and Nacelle Logistics, LLC. Previously, Mr. D’Argenio served on the boards of Brayton Point Power, LLC, EquiPower Resources Corp., Odessa Power Holdings, LLC, PLH Group, Inc., and Red Oak Power Holdings, LLC. Mr. D’Argenio received a BA in Mathematics and Economics from the University of Pennsylvania.
Mark D. Ein
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Mark Ein is an investor, entrepreneur and philanthropist, who has created, acquired, invested in and built a series of growth companies across a diverse set of industries over the course of his 30-year career. During this time, Mr. Ein has been involved in the founding or early stages of six companies that have been worth over one billion dollars and has led over $3 billion of private equity, venture capital and public company investments.
Mr. Ein is the Founder, Chairman and CEO of investment firms Capitol Investment Corp and Venturehouse Group that both create, invest in and build growth businesses in a range of industries. Among the current majority-owned companies in the portfolios are; Lindblad Expeditions, a global leader in marine expedition travel and a private sector thought leader on environmental conservation, where he serves as Co-Chairman, and Kastle Systems, the country's leading provider of proptech and security systems for commercial real estate, where he serves as Executive Chairman.
Mr. Ein is currently also a member of the board of Soho House & Co. (NYSE:SHCO).
Mr. Ein is also the Founder and Owner of MDE Sports, which owns the Citi Open tennis tournament in Washington, D.C. (one of the five largest tennis events in the United States), the Washington Justice esports franchise in the Overwatch League, and the Washington City Paper, the renowned local media company serving the Washington, D.C. metropolitan area since 1981.
In February, 2023, Mr. Ein was nominated by President Biden to be Chairman of his President’s Export Council. A native of the Washington area, he actively supports many community, charitable and cultural organizations and currently serves on the boards of the DC Public Education Fund (as Chairman since 2010, the Fund has raised $200 million of philanthropic support for D.C. Public Schools), DC College Access Program (DC-CAP), and DC Policy Center (Co-Founder). He currently serves as a Presidential Appointee to the Board of the United States Tennis Association (USTA), having previously served on the board from 2012-2018 (serving as a Vice President of the Board from 2016-2018). Mr. Ein has been a member of the World Economic Forum since 2016, and the Gridiron Club, the oldest and one of the most prestigious journalistic organizations in Washington, DC.
He has won numerous awards, including the Washington Business Hall of Fame, Washington, D.C. Business Leader of the Year from the Chamber of Commerce in 2011 and 2019, the Jefferson Award (the nation’s highest honor for public service), Washington Business Journal Top Corporation for Philanthropy (Small Companies), Washington Business Journal Power 100, Entrepreneur of the Year Awards from Ernst and Young and the National Foundation for Teaching Entrepreneurship (NFTE). In September 2009, Washington, D.C. Mayor Adrian Fenty presented Mr. Ein with the Key to the City, highlighting his Washington Kastles success on the court and, "for their commitment to the District’s communities and our youth."
Prior to starting his firm, Mr. Ein worked for The Carlyle Group, Brentwood Associates, and Goldman Sachs. He received a B.S. in Economics with a concentration in finance from the Wharton School of the University of Pennsylvania and his M.B.A. from the Harvard Business School.
David Glatt
Mr. Glatt joined Platinum Equity in 2008 and is currently a Managing Director. Mr. Glatt leads a team that is responsible for the structuring and execution of transactions, as well as post-acquisition monitoring and oversight of operational performance at certain portfolio companies. Mr. Glatt currently oversees Platinum’s investments in United Site Services, Jostens, Hunterstown Power Generation and Electro Rent and previously had responsibility for overseeing Maxim Crane, The San Diego Union-Tribune, American Commercial Lines, PBH Marine Group, Nesco and BlueLine Rental. Prior to joining Platinum in 2008, Mr. Glatt worked in the M&A Group at CIBC World Markets in New York. Mr. Glatt received a bachelor’s degree from the University of Pennsylvania and an MBA from Columbia University.
Continuing Directors
Marshall Heinberg
Mr. Heinberg is the founder of, and since 2012 has served as Managing Director of, MAH Associates, LLC, which provides strategic advisory and consulting services to various companies. Mr. Heinberg served as chairman of the board of directors and on the compensation and audit committees of the publicly held company PAE Inc. from February 2020 until its acquisition by Amentum Government Services Holdings LLC in February 2022. Mr. Heinberg also served on the board of directors including the audit and compensation committee of the publicly held company ChannelAdvisor from December 2019 until the Company was acquired by CommerceHub in November 2022. Mr. Heinberg served as the Chairman of the Transaction Committee for ChannelAdvisor until the company was acquired. From 2015 to July 2020 he served as a senior advisor to Burford Capital, a litigation finance company. He served as executive chairman of the board of directors of Ecology and Environment Inc., a publicly traded environmental consulting firm, from September 2018 until its acquisition by WSP Global Inc. in December 2019, and on its board of directors, audit and compensation committees from April 2017 until the acquisition. Mr. Heinberg began his investment banking career in 1987 in the corporate finance division of Oppenheimer & Co. Inc., which was acquired by the Canadian Imperial Bank of Commerce, or CIBC, in 1997. He served as head of the
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investment banking department and as a senior managing director of Oppenheimer from 2008 until 2012, and as the head of U.S. investment banking at CIBC World Markets from 2001 until 2008. Mr. Heinberg serves on the board of directors of Union Carbide Corporation, a subsidiary of The Dow Chemical Company. He was also previously a director of Universal Biosensors, Inc. until March 2021 and a director of the publicly traded company Galmed Pharmaceuticals Limited until June 2022. Mr. Heinberg received a B.S. in economics from the University of Pennsylvania Wharton School of Business and a J.D. from Fordham Law School. The Board believes that Mr. Heinberg’s extensive financial and business knowledge and experience allow him to make valuable contributions to the Board.
Mr. Heinberg was selected to serve on our Board due to his experience in finance and management.
Louis Samson
Mr. Samson is Co-President at Platinum Equity, where he leads its New York, Greenwich and London-based investment teams, manages the operations of those offices and is a member of Platinum Equity’s Investment Committee. Mr. Samson joined Platinum Equity in 2007. He oversees M&A transactions executed by his teams and, together with Platinum Equity’s Operations Team, also provides oversight to portfolio companies following their acquisition. Prior to joining Platinum Equity, Mr. Samson was a Managing Director in the Mergers & Acquisitions Group at CIBC World Markets, the investment banking subsidiary of the Canadian Imperial Bank of Commerce. Prior to his role at CIBC World Markets, Mr. Samson was a Mergers & Acquisitions attorney at Stikeman Elliot LLP, a Canadian law firm. Mr. Samson is a graduate of Ottawa University Law School and Le Petit Seminaire de Quebec College. Mr. Samson previously served a director of PAE Inc.
Mr. Samson was selected to serve on our Board due to his experience in finance and management.
David Wolf
Mr. Wolf joined Platinum Equity in 2009 and is a Managing Director and the M&A Finance Lead of the firm’s East Coast deal team. Mr. Wolf is responsible for due diligence, underwriting and execution of acquisition and divestiture transactions out of Platinum Equity’s flagship buyout funds in collaboration with other East Coast deal team leadership. Upon acquisition, Mr. Wolf works closely with acquired companies’ management teams to optimize financial operations. Mr. Wolf held past and holds current roles on the Operating Committees of all investments made out of Platinum Equity’s East Coast deal team since its inception. Prior to joining Platinum Equity, Mr. Wolf held senior roles at Ernst & Young for approximately 10 years in their Transaction Advisory Services practice in Chicago, Miami and New York. At Ernst & Young, Mr. Wolf worked with various leading private equity and corporate clients, advising them on buy and sell side transactions and strategic projects. He is a Certified Public Accountant in the state of Illinois (license currently inactive) and received his bachelor’s degree in Accountancy from the University of Illinois at Urbana-Champaign.
Mr. Wolf was selected to serve on our Board due to his experience in finance and management.
Bryan Kelln
Mr. Kelln is a Partner at Platinum Equity and the President of Portfolio Operations, a group responsible for overseeing business strategy and operations at Platinum Equity’s portfolio companies. Mr. Kelln joined Platinum Equity in 2008. He works closely with the firm’s Operations Team and portfolio company executive management to drive strategic initiatives and to deploy operational resources. Prior to joining Platinum Equity, Mr. Kelln held senior operations roles at a number of companies including Nortek, Inc., Jacuzzi, Inc., RockShox, Inc. and General Cable Corporation. During a portion of this time, Mr. Kelln was an Operating Executive with The Jordan Company, a private investment firm, where he was involved in acquisitions, divestitures and operations for the firm and served as a board member of various portfolio companies. Mr. Kelln also previously served as a Partner in the Supply Chain Management Practice of Mercer Management Consulting. Mr. Kelln received his bachelor’s degree, summa cum laude, from Washington State University and a Masters of Business Administration from the Ohio State University, Fisher College of Business. Mr. Kelln served as a director of Verra Mobility Corporation from 2018 to 2021.
Mr. Kelln was selected to serve on our Board due to his experience in finance and management.
Georgia Nelson
Prior to her retirement in June 2019, Ms. Nelson was President and CEO of PTI Resources, LLC, an independent consulting firm, since 2005. Prior to this role, Ms. Nelson retired in 2005 from Edison International, where she had been President of Midwest Generation EME, LLC since 1999 and General Manager of Edison Mission Energy Americas since 2002. Her business responsibilities have included management of regulated and unregulated power operations and a large energy trading subsidiary as well as the construction and operation of power generation projects worldwide. She has had extensive experience in business negotiations, environmental policy matters and human resources. She has served as a director of Cummins Inc since 2004, Ball Corporation since 2006, and Sims Metal Management Limited since 2014. In December 2017, she retired as a director of CH2M Hill Companies Ltd., a privately-held company, where she had served as a director since 2010. In May 2021, she retired as director of TransAlta Corporation, where she had served as a director since 2014. She serves
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on the advisory committee of the Center for Executive Women at Northwestern University. In November 2012, Ms. Nelson was named to the 2012 National Association of Corporate Directors (NACD) Directorship 100 in recognition of exemplary leadership in the boardroom and promoting the highest standards of corporate governance. Ms. Nelson is an NACD Board Fellow. Ms. Nelson received a Bachelor’s degree from Pepperdine University and a MBA from the University of Southern California.
Ms. Nelson was selected to serve on our Board due to her knowledge of the Company and our business.
Mary Jackson
Vice Admiral Jackson retired in July 2020 after over three decades of service in the United States Navy. She began her career as a Surface Warfare Officer serving on and off Navy warships achieving command of USS McFAUL (DDG 74), an Arleigh Burke class destroyer. She subsequently went on to command the Navy’s largest Navy base, Naval Station Norfolk where she was the equivalent of a city manager or Mayor for a city with a population of 64,000 people, managing operational and service industries while managing the Navy’s relationship with local agencies, surrounding communities, regulators, and national media. Upon selection as a Flag Officer, she served in Shore Installation Regional and Enterprise level (Navy Installations Command) assignments, ultimately accountable for $7.5B and 53,000 personnel, and executed efficient and effective operational, material and personnel programs from facility management, utilities, port and air operations, security, crisis response, and Sailor/family support services (lodging, food services, childcare, fitness) for 71 Navy installations across 10 Regions providing global support to the Navy and Joint forces.
Currently, Vice Admiral Jackson remains engaged through a portfolio of activities, including service as an Independent Director, consulting as an advisor to clients, and serving as a board member for the Greater Jacksonville Area USO and the Surface Navy Association. Additionally, she serves on the board of Victory Capital Holdings (NASDAQ: VCTR), is the Chair of the Steven A. Cohen Military Family Clinic at Centerstone Jacksonville Advisory Council and serves on the Blue Star Families Racial Equity Committee. She served as a director of PAE Inc. and on the compensation and audit committees from April 2021 until its acquisition by Amentum Government Services Holdings LLC in February 2022.
Vice Admiral Jackson holds a Bachelor's Degree in Physics (Oceanography emphasis) from the United States Naval Academy and a Master's degree in Engineering Management from George Washington University.
Vice Admiral Jackson was selected to serve on our Board due to her experience in management and knowledge of our business.
Fred Ross
Mr. Ross founded Custom Truck & Equipment, LLC, the predecessor to Custom Truck, in 1996 and was actively involved in all aspects of the specialty equipment business, including the entry into new markets and product categories, growing CTE to become one of the leading specialty equipment sales and rental companies. Mr. Ross was the Chief Executive Officer of CTE until affiliates of Blackstone purchased a majority interest in CTE in February 2015, along with several other entities, forming Custom Truck. Mr. Ross served as the Chief Executive Officer of Custom Truck until March 20, 2023, when he assumed the role of Founder. Mr. Ross has been a member of Custom Truck’s board of directors since its acquisition by Blackstone.
Mr. Ross was selected to serve on our Board due to his knowledge of the Company and our business.

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CORPORATE GOVERNANCE MATTERS
Controlled Company Status
Our common stock is listed on the NYSE. The New York Stock Exchange Listed Company Manual ("NYSE Rules") generally requires a majority of independent directors to serve on the Board. In addition, the NYSE Rules generally require all of the members of a company’s audit committee, compensation committee, and nominating and governance committee to be independent directors. We qualify as a "controlled company" as defined by Section 303A.00 of the NYSE Rules, because Platinum owns approximately 60% of shares of our common stock. Section 303A.00 provides that a controlled company does not need to comply with the requirements of Sections 303A.01, 303A.04 and 303A.05 of the NYSE Rules.
Director Independence
Section 303A.01 of the NYSE Rules requires that listed companies have a majority of independent directors. The NYSE listing standards generally define an "independent director" as a person, other than an executive officer of a company or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. While we are exempt from the Section 303A.01 requirement, our Board consists of a majority of independent directors, including Messrs. Bader, D’Argenio, Ein, and Heinberg, Vice Admiral Jackson, and Ms. Nelson.
Sections 303A.04 and 303A.05 require that listed companies have a nominating and corporate governance committee and a compensation committee, in each case composed entirely of independent directors, and that each of these committees must have a charter that addresses both the committee’s purpose and responsibilities and the need for an annual performance evaluation by the committee. As a controlled company, we are not required to follow the requirements. Three out of four of our Compensation Committee members, Mr. D’Argenio, Vice Admiral Jackson, and Ms. Nelson, are independent. We do not have a nominating and corporate governance committee.
We have a separately standing Audit Committee of the Board (the "Audit Committee"). The Audit Committee is composed of four independent directors.
Board Leadership Structure
According to our bylaws, subject to the Amended and Restated Stockholders’ Agreement, the Board may elect a chairperson of the Board, who shall have the powers and perform such duties as provided in the bylaws and as the Board may from time to time prescribe. Our Board recognizes that the leadership structure and combination or separation of the Chief Executive Officer and Chairperson roles is driven by the needs of the Company at any point in time. As a result, no policy exists requiring combination or separation of leadership roles, and our governing documents do not mandate a particular structure. Our Board has the flexibility to establish the most appropriate structure for the Company at any given time and currently separates the Chief Executive Officer and Chairperson roles.
Currently, the roles of Chairperson and Chief Executive Officer are separate. The Board has appointed Mr. Heinberg as the Chairperson of the Board, to coordinate the activities of the Company’s independent directors, and to perform such other duties as the Board may determine, including (i) presiding at executive sessions of the Board’s non-management directors or independent directors, (ii) calling such meetings of non-management directors or independent directors, (iii) functioning as a liaison between the non-management directors, the Operating Council (as defined below) and the Chief Executive Officer of the Company, and (iv) providing input on the flow of information to the Board, including working with management and the Operating Council to set Board meeting agendas and schedules.
Board Oversight of Risk
Our Board oversees the risk management activities designed and implemented by management of the Company. Our Board executes its oversight responsibility both directly and through its committees. Our Board also considers specific risk topics, including risks associated with our strategic initiatives, business plans and capital structure. Our management, including our executive officers, is primarily responsible for managing these risks and provides appropriate updates to the Board. Our Board has delegated to its Audit Committee oversight of its risk management process, and our other committees also consider risk as they perform their respective committee responsibilities. All committees report to the Board as appropriate, including when a matter rises to the level of material or enterprise risk.
Upon consummation of the Acquisition, the Board established an operating council (the "Operating Council"). The Operating Council is responsible for (i) the day-to-day oversight of our business (but cannot make decisions that would require Board approval), (ii) making recommendations to the Board for Board action and (iii) recommending the agenda for every meeting of the Board. Neither the Company nor the Board may dissolve the Operating Council without Platinum’s prior written consent while Platinum meets the Platinum Ownership Threshold.
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While Platinum meets the Platinum Ownership Threshold, it shall have the right to nominate all of the members of the Operating Council, which members may be directors, officers or employees of the Company or any other persons selected by Platinum; provided, however, that such members shall include the Chairperson of the Board and the Company’s Chief Executive Officer and the Chief Financial Officer. While either of Capitol and ECP has the right to designate one director to the Board pursuant to the Amended and Restated Stockholders’ Agreement and has so designated a director, it may designate an observer to the Operating Council, and the Operating Council shall furnish to such observer at the same time provided to the Operating Council (i) notices of all meetings of the Operating Council and (ii) copies of the materials with respect to all meetings of the Operating Council.
Meetings of the Board
During the fiscal year ended December 31, 2022, our Board held six meetings. We expect our directors to attend all Board meetings and any meetings of committees of which they are members and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. The directors each attended at least 75% of the meetings of the Board and meetings of committees of which he or she was a member in fiscal year 2022. Although we do not have any formal policy regarding director attendance at stockholder meetings, we attempt to schedule meetings so that all directors can attend. All directors who then served on the Board attended our 2022 Annual Meeting of Stockholders.

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BOARD COMMITTEES
Audit Committee
Messrs. Bader and Heinberg, Vice Admiral Jackson, and Ms. Nelson currently serve as members of our Audit Committee. Each member of the Audit Committee is financially literate and our Board has determined that each of Messrs. Bader and Heinberg qualifies as an "audit committee financial expert" as defined in applicable SEC rules. Mr. Bader is the chair of the Audit Committee.
The Audit Committee will at all times be composed exclusively of "independent directors," as defined for audit committee members under the NYSE listing standards and the rules and regulations of the SEC, who are "financially literate." "Financially literate" generally means being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.
The Audit Committee’s duties include, but are not limited to:
■the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm, including resolving disagreements between Company management and the independent registered public accounting firm regarding financial reporting;
■pre-approving any audit and non-audit service provided to the Company by the independent registered public accounting firm;
■monitoring the independence of the independent registered public accounting firm, and reviewing the report from the independent registered public accounting firm on (a) the auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review or peer review of the independent registered public accounting firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years relating to any independent audit conducted by the independent registered public accounting firm, and any steps taken to deal with any such issues, and (c) all relationships and services between the independent registered public accounting firm and the Company in order to assess the independent registered public accounting firm's independence;
■discussing with the independent registered public accounting firm any audit problems or difficulties and management’s response;
■reviewing and discussing the annual audited and quarterly financial statements with management and the independent registered public accounting firm;
■preparing the Audit Committee Report with respect to the audited financial statements for inclusion in each of the Company’s annual proxy statements;
■reviewing the Company’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;
■monitoring the Company’s policies with respect to risk assessment and risk management;
■establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential and anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters; and
■reviewing and approving or ratifying Related Person Transactions.
During the fiscal year ended December 31, 2022, our Audit Committee held five meetings. Our Audit Committee Charter is available on our website at https://investors.customtruck.com/governance.
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Report of the Audit Committee
The Audit Committee provides oversight of our accounting and financial reporting process, the audit of our consolidated financial statements, and our internal control function. With respect to our financial reporting process, our management establishes and maintains internal controls and prepares our consolidated financial statements. The Audit Committee oversees these activities. The Audit Committee does not prepare our financial statements, which is the responsibility of management.
Consistent with the Audit Committee’s oversight function, the Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2022 with the Company’s management. The Audit Committee discussed with the independent registered public accounting firm, EY, the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board ("PCAOB") regarding the independent registered public accounting firm’s communications with the Audit Committee, as well as by Securities and Exchange Commission ("SEC") regulations. The Audit Committee has received the written disclosures and the letter from EY as required by applicable requirements of the PCAOB regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with EY the independent registered public accounting firm’s independence.
Based on the Audit Committee’s review and discussions with management and EY, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.
Respectfully submitted by the members of the Audit Committee of the Board:

Paul Bader (Chairperson)
Marshall Heinberg
Georgia Nelson
Mary Jackson

This Report of the Audit Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed "soliciting material" or "filed" under either the Securities Act or the Exchange Act.
Compensation Committee
Our Compensation Committee currently consists of Messrs. D’Argenio, and Wolf, Vice Admiral Jackson, and Ms. Nelson. Each of Mr. D’Argenio, Vice Admiral Jackson, and Ms. Nelson is an independent director under the NYSE’s listing standards, and Ms. Nelson is the chair of the Compensation Committee.
The Compensation Committee’s duties include, but are not limited to:
■reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving (either alone or, if directed by the Board, in conjunction with a majority of independent directors of the Board) the remuneration of our Chief Executive Officer based on such evaluation;
■reviewing and setting or making recommendations to the Board regarding the compensation of our other Section 16 executive officers;
■reviewing and making recommendations to the Board regarding director compensation;
■reviewing our incentive- and equity-based compensation plans and arrangements;
■implementing and administering our incentive- and equity-based remuneration plans;
■reviewing and approving for the Chief Executive Officer and other executive officers of the Company any employment agreements, severance agreements and change in control agreements or provisions; and
■assisting management in complying with our proxy statement and Annual Report on Form 10-K disclosure requirements, including reviewing and discussing with management the Company’s Compensation Discussion and Analysis and preparing a Compensation Committee Report.
The Compensation Committee may also, in its sole discretion, retain or obtain the advice of a compensation consultant, legal
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counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by the NYSE and the SEC. For fiscal year 2022, our Compensation Committee retained Farient Advisors LLC (“Farient”) as its compensation consultant. For detail, see “Independent Compensation Consultant” under “Executive Compensation” on page 32. Our Compensation Committee Charter is available on our website at https://investors.customtruck.com/governance.
During the fiscal year ended December 31, 2022, our Compensation Committee held three meetings.
Compensation Committee Interlocks and Insider Participation
None of the members of the Compensation Committee is currently, or has been at any time, one of our officers or employees or had any relationship that is required to be disclosed as a transaction with a related person pursuant to Regulation S-K Item 404. None of our executive officers currently serves, or has served during the last year, as a member of the board of directors or compensation committee (or equivalent) of any entity that has one or more executive officers serving as a member of the Board or Compensation Committee.
Director Nomination
As discussed above, we are a controlled company and we do not have a nominating committee, as our Board is of the view that the full Board can oversee our director nomination process. Subject to the terms of the Amended and Restated Stockholders’ Agreement and the nomination rights of certain of our stockholders provided therein, the Board is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. The Board currently does not have a policy with regard to the consideration of any director candidates recommended by stockholders, other than pursuant to the Amended and Restated Stockholders’ Agreement, but may implement such a policy in the future. The Board believes it is appropriate not to have such a policy in place at this time, in light of the nomination rights provided to Platinum, ECP and Capitol in the Amended and Restated Stockholders’ Agreement.
The Board, in nominating director candidates, will consider candidates who have a high level of personal and professional integrity, strong ethics and values and the ability to make sound and objective business judgments. The Board monitors the mix of specific experience, qualifications and skills of its directors in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure. The Board may also consider the following criteria as well as any other factor that they deem to be relevant, including (a) whether the candidate is independent under NYSE Rules; (b) potential conflicts of interest with the candidate’s other personal and professional pursuits; (c) the candidate’s experience in corporate management, such as serving as an officer or former officer of a publicly held company; (d) the candidate’s experience as a member of the board of directors of another publicly held company; (e) the candidate’s professional and academic experience relevant to the Company’s industry and knowledge of issues impacting the Company; (f) the strength of the candidate’s leadership skills; (g) the candidate’s experience in finance and accounting and/or executive compensation practices; (h) whether the candidate has the time required for preparation, participation and attendance at Board meetings and committee meetings, if applicable; and (i) diversity criteria such as race, ethnicity, gender, cultural background, or national origin.
Pursuant to the Amended and Restated Stockholders’ Agreement, (i) each of Platinum and Capitol, while it as the right to designate at least one director to the Board and has so designated a director, has the right, but not the obligation, to designate such director as a member to either the Compensation Committee or the Audit Committee and (ii) ECP, while it has the right to designate at least one director to the Board and so designated a director, has the right, but not the obligation, to designate such director as a member to the Compensation Committee; provided, however, that Platinum, while it meets the Platinum Ownership Threshold, also has the right, but not the obligation, to designate the majority of the members of all committees of the Board.

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OTHER GOVERNANCE MATTERS
Stockholder Nominations to the Board of Directors
Stockholders who would like to nominate a candidate for director (in lieu of making a recommendation to the independent members of our Board) must comply with the requirements described in this proxy statement and our bylaws.
Our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely notice to our Secretary in accordance with our bylaws. To be timely for the 2024 annual meeting of stockholders, our Secretary must receive the written notice at our principal executive offices:
–not earlier than February 26, 2024; and
–not later than March 17, 2024.
If we hold the 2024 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary of the Annual Meeting, then, for notice by the stockholder to be timely, it must be received by our Secretary not later than the 90th day prior to such annual meeting, or if later, the tenth day following the day on which public announcement of the date of such annual meeting is first made.
In addition to satisfying the requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by Rule 14a-19 under the Exchange Act. In connection with our solicitation of proxies for our 2024 annual meeting of stockholders, we intend to file a proxy statement and WHITE proxy card with the SEC.
Stockholder and Other Interested Party Communications
Our Board provides to every stockholder and any other interested parties the ability to communicate with the Board, as a whole, and with individual directors on the Board through an established process for stockholder communication. For a stockholder communication directed to the Board as a whole, stockholders and other interested parties may send such communication to our Secretary via US Mail or Expedited Delivery Service to: Custom Truck One Source, Inc., 7701 Independence Ave., Kansas City, Missouri 64125, Attn: Board of Directors c/o Executive Vice President — General Counsel, Secretary.
For a stockholder or other interested party communication directed to an individual director in his or her capacity as a member of the Board, stockholders and other interested parties may send such communication to the attention of the individual director via US Mail or Expedited Delivery Service to: Custom Truck One Source, Inc., 7701 Independence Ave., Kansas City, Missouri 64125, Attn: [Name of Individual Director].
Our Secretary, in consultation with appropriate members of our Board, as necessary, will review all incoming communications and, if appropriate, all such communications will be forwarded to the appropriate member or members of our Board, or if none is specified, to the Chairperson of our Board.
Code of Ethics and Conduct
We have a Code of Ethics and Conduct that applies to all executive officers, directors and employees, including our Chief Executive Officer, Chief Financial Officer, and Chief Accounting Officer. The Code of Ethics and Conduct codifies the business and ethical principles that govern all aspects of our business. We will provide, without charge, upon request, copies of our Code of Ethics and Conduct. Requests for copies of our Code of Ethics and Conduct should be sent in writing to Custom Truck One Source, Inc., 7701 Independence Ave., Kansas City, Missouri 64125. We will disclose on our website at https://investors.customtruck.com any amendments to our Code of Ethics and Conduct, or any waiver of a provision of our Code of Ethics and Business Conduct that is required to be disclosed under applicable SEC rules.
Insider Trading Policy
See "Prohibition on Speculative Stock Transactions" below on page 40.
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DIRECTOR COMPENSATION
In April 2021, our Board approved the following annual cash retainers and annual equity grants for our non-employee directors who are not affiliated with Platinum Equity (our "unaffiliated non-employee directors"):

Annual cash retainer, payable quarterly in arrears	$100,000
Board chairperson cash retainer, payable quarterly in arrears	$200,000
Board chairperson restricted stock units(1)	$225,000
Restricted stock units(1)	$125,000
(1) The number of grant shares is determined from the quotient of $125,000 (or $225,000 for the Chair of our Board) and the average closing price of one share of our common stock on the NYSE for the period of five trading days ending on March 31.
Our Chief Executive Officer and our directors who are affiliated with Platinum Equity, including Messrs. Glatt, Kelln, Samson and Wolf, do not receive compensation for their service as directors.
In April 2022, our Board approved a non-employee director equity compensation program (the "New Director Equity Program"), effective April 1, 2023. Under the New Director Equity Program, each unaffiliated non-employee director receives an annual grant on April 1 of each year of a number of restricted stock units determined by dividing $125,000 (or $225,000 for the Chair of our Board) by the average closing price of one share of our common stock on the NYSE for the period of five trading days ending on March 31 of the applicable year (rounded to the nearest whole share). These annual restricted stock unit awards under the New Director Equity Program vest in one installment on the date immediately preceding the first anniversary of the date of grant, subject to continued service through the applicable vesting date and accelerated vesting in the event of a change in control.
We also reimburse our directors for the cost of any necessary training and education courses, as well as reimburse all reasonable out-of-pocket expenses (including air travel and accommodations) incurred by directors for their attendance at meetings of our Board or any committee thereof.
2022 Director Compensation Table
The table below details cash and incentive equity compensation paid to our non-employee directors during the year ended December 31, 2022.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Marshall Heinberg	$200,000	$169,289	$369,289
Louis Samson
David Wolf
Bryan Kelln
Georgia Nelson	$100,000	$94,050	$194,050
Mary Jackson	$75,000	$94,050	$169,050
David Glatt
Paul Bader	$100,000	$94,050	$194,050
Rahman D'Argenio(2)	$100,000	$94,050	$194,050
Mark D. Ein	$100,000	$94,050	$194,050
(1) The amounts in this column reflect the grant date fair value of restricted stock units granted computed in accordance with ASC Topic 718. Each grant was made effective April 29, 2022. Please refer to Note 14 to our Consolidated Financial Statements contained in our 2022 Annual Report on Form 10-K for information about the grant date fair value of these awards. The number of restricted stock units was determined from the quotient of $125,000 (or $225,000 for the Chair of our Board) and the average closing price of one share of our common stock on the NYSE for the period of five trading days ending on March 31, 2022, or $8.73 per share.
(2) Directors affiliated with ECP have assigned the compensation for their service on the Board to be paid to an affiliate of ECP.
The table below shows the aggregate numbers of option awards (exercisable and unexercisable) and restricted stock unit awards held as of December 31, 2022 by each non-employee director who served on our Board in 2022.
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Name	Options Outstanding at Fiscal Year End	Restricted Stock Units Outstanding at Fiscal Year End
Marshall Heinberg	—	25,767
Louis Samson	—	—
David Wolf	—	—
Bryan Kelln	—	—
Georgia Nelson	—	14,315
David Glatt	—	—
Paul Bader	—	14,315
Rahman D'Argenio	—	14,315
Mark D. Ein	20,000	14,315
Mary Jackson	—	14,315
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EXECUTIVE OFFICERS
Biographies
The following table identifies certain information about our executive officers as of April 21, 2023. Our executive officers are appointed by, and serve at the discretion of, our Board and each holds office until his successor is duly elected and qualified or until his earlier death, resignation, or removal. Fred Ross, as of April 21, 2023, our Founder and a director, has siblings who work for the Company, including Joseph Ross, his brother, who is an executive officer. Otherwise, there are no family relationships among any of our directors or executive officers.
Ryan McMonagle
Mr. McMonagle, age 45, became the Chief Executive Officer of Custom Truck One Source on March 20, 2023. He joined Custom Truck as CFO in 2015, following Blackstone’s investment. He became Chief Operating Officer of Custom Truck One Source in 2017 and President in 2021. Previously, Mr. McMonagle was CFO of Sound United and DEI Holdings, a portfolio company of Charlesbank Capital Partners, where he was responsible for the continued integration of multiple businesses: Polk Audio, Definitive Technology, and Directed Electronics. Mr. McMonagle was previously CFO and Chief Development Officer for Smashburger, a portfolio company of Consumer Capital Partners. Mr. McMonagle started his career at Bain and Company. Mr. McMonagle received his MBA from Harvard Business School and Bachelor’s degree in finance from Southern Methodist University.
Christopher J. Eperjesy
Mr. Eperjesy, age 55, became our Chief Financial Officer on August 15, 2022. He most recently served as the Chief Financial Officer of Clarios International Inc., a global energy storage company that provides low-voltage battery technologies for vehicles, from August 2020 to June 2022. From December 2018 through August 2020, he was Senior Vice President and Chief Financial Officer of Cooper Tire & Rubber Company, a company that specializes in the design, manufacture, marketing and sales of automobile and truck tires. Before joining Cooper Tire & Rubber Company, Mr. Eperjesy was Chief Financial Officer of The IMAGINE Group, a provider of printed and visual communications solutions, from August 2017 to December 2018. Prior to IMAGINE, Mr. Eperjesy was Chief Financial Officer of Arctic Cat Inc., a global manufacturer of snowmobiles and all-terrain vehicles, from February 2015 to April 2017. Prior to that, Mr. Eperjesy spent 13 years at Twin Disc Inc., a company that designs, manufactures and distributes power transmission equipment, where he was Chief Financial Officer, Vice President of Finance, Treasurer and Secretary. Mr. Eperjesy began his career as a CPA at Coopers & Lybrand. He holds a bachelor’s degree in Accounting from the University of Michigan and an MBA from Indiana University.
Joseph Ross
Mr. Ross, age 51, became our President — Sales in 2021 upon the consummation of the Acquisition. Mr. Ross began his career in the Heavy Truck Industry in 1991 and became one of the co-founders of Custom Truck & Equipment, LLC, the predecessor to Custom Truck LP, in 1996 and has led the sales organization for 18 years. Mr. Ross became the President of Sales for Custom Truck LP in 2018 and headed all HD Truck OEM relationships.
Thomas Rich
Mr. Rich, age 56, became our President— Rentals in 2023 and previously served as our Executive Vice President — Rentals in 2021 upon the consummation of the Acquisition. Mr. Rich began his rental career with Yancey Bros. Caterpillar as a sales representative and moved up the organization, ultimately becoming Vice President of Sales. In 2006, he began working with Custom Truck & Equipment, LLC where he led the rental organization. In 2015, he began working for Custom Truck LP as Executive Vice President — Rentals.
R. Todd Barrett
Mr. Barrett, age 52, has served as the Chief Accounting Officer of the Company since 2019, and served as our Interim Chief Financial Officer from May 13, 2022 to August 15, 2022. Prior to joining the Company, Mr. Barrett was at Ernst & Young LLP for more than 20 years and served as a Partner from 2008 to 2018. Mr. Barrett received a Bachelor’s degree of Business Administration from The Ohio State University, Fisher College of Business.
Jim Carlsen
Mr. Carlsen, age 62, became our Chief Information Officer following the Acquisition. He had joined Custom Truck LP in 2016 as Chief Information Officer. Previously, Mr. Carlsen spent 20 years at the Hertz Corporation, most recently serving as VP of IT, leading the technology team at the HercRentals division. He has led multiple global software implementation projects, as well as business process improvement projects, utilizing lean-six sigma methodologies. In addition, Mr. Carlsen also served in operations and general management positions, and received his Bachelor’s degree in business administration from California
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State University, Chico.
Adam Haubenreich
Mr. Haubenreich, age 46, became our Executive Vice President, General Counsel and Secretary following the Acquisition. He previously joined Custom Truck LP in 2017. Previously, Adam was a partner at the international law firm of Baker Botts LLP in the Washington, DC, office where he was in the Corporate department. His practice focused on mergers and acquisitions, joint ventures, corporate governance and securities offerings, across a number of different industries for both private equity sponsors and multinational corporations. Adam received his JD from Harvard Law School and Bachelor’s degree from the University of Notre Dame.
Fred Ross
See "Continuing Directors" under "Biographies" beginning on page 18.
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EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Overview
In this Compensation Discussion and Analysis ("CD&A"), we provide an overview and analysis of the compensation awarded to or earned by our named executive officers identified in the "Summary Compensation Table" (each, an "NEO" and together "NEOs") on page 41 during our fiscal year ended December 31, 2022, including the components of our compensation program for NEOs, material compensation decisions made under that program for fiscal year 2022 and the material factors considered in making those decisions. Our NEOs during the year ended December 31, 2022 were:
■Fred Ross, Chief Executive Officer ("CEO")(1)
■Ryan McMonagle, President and Chief Operating Officer ("COO")(1)
■Christopher J. Eperjesy, Chief Financial Officer ("CFO")
■R. Todd Barrett, Chief Accounting Officer ("CAO") and former Interim Chief Financial Officer
■Joseph Ross, President, Sales
■Thomas Rich, President, Rentals
■Bradley Meader, former Chief Financial Officer
(1) Effective March 20, 2023, Fred Ross resigned as Chief Executive Officer and Ryan McMonagle assumed the position of Chief Executive Officer.

Executive Compensation Philosophy
The Company’s success is based on our people and our culture of meeting commitments to our customers. As such, the primary focus of our compensation program is to:
■attract and retain the people possessing the knowledge, experience, and relationships that enable CTOS to promise and deliver on its unique capabilities,
■provide pay progression for people that enhance our capabilities and effectively drive our corporate strategy, and
■reward our executives for value creation for our stockholders and other stakeholders in the development and execution of our strategy.
To achieve these objectives, we adhere to the following executive compensation principles:
■on average, our executives’ target total direct compensation opportunity (consisting of base salary, target annual bonus, and target long-term incentive value) should be targeted near the median of the market with variation based on individual capabilities, experience in the position, and criticality of their role;
■fixed and variable compensation and annual and long-term rewards should be appropriately balanced commensurate with the position’s decision-making and competitive context;
■variable compensation should be tied to performance, providing a meaningful incentive for achieving strong results for our stockholders, and accountability for failure to meet our goals;
■our compensation program should support retention of our experienced executives and achievement of our leadership succession plans; and
■our executive compensation program should be reasonably transparent to our investors and easy to understand for our employees.
Consideration of Results of Advisory Vote on Executive Compensation
At our 2021 annual meeting of stockholders, our stockholders voted in a non-binding, advisory vote to approve the compensation of our NEOs. The 2021 proxy statement described the compensation of our NEOs for 2020 before the Acquisition and reflected the compensation decisions of our Compensation Committee before the Acquisition. None of our current NEOs were NEOs in 2020 and our Compensation Committee does not have any of the same members as our Compensation Committee in 2020. At our 2021 annual meeting of stockholders, our stockholders also voted in a non-binding, advisory vote in favor of having a non-binding stockholder vote on executive compensation once every three years. Consistent
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with the stated preference of a majority of our stockholders, our next advisory vote on our NEOs’ compensation will be held at the 2024 annual meeting.
Determination of Compensation
The Compensation Committee is responsible for establishing and overseeing our executive compensation program, in consultation with our CEO, and with assistance from our Chief Human Resources Officer ("CHRO") and its compensation consultant. The Compensation Committee annually reviews and determines the compensation to be provided to our NEOs. Our CEO typically provides compensation recommendations to the Compensation Committee and discusses with the Compensation Committee the compensation and performance of executive officers other than himself. Our CEO bases his recommendations on, among other things, the competitiveness of the market for each officer’s services, financial and operational data provided by the CFO and CHRO, his subjective review of the performance of the executive officers, and internal pay equity considerations. The Compensation Committee evaluates any recommended compensation adjustment or awards to executive officers and determines our NEOs’ compensation based on its business judgement, industry knowledge and a subjective determination of individual contributions and performance.
Independent Compensation Consultant
Our Compensation Committee retained Farient as its compensation consultant. In order to design a competitive executive compensation program that will continue to attract top executive talent, our Compensation Committee in conjunction with Farient regularly evaluates our compensation philosophy and objectives and provides guidance in administering our executive compensation program. At the Compensation Committee’s request, Farient regularly attends Compensation Committee meetings. Farient presented its report on the competitiveness of the executive compensation program for 2022 to the Compensation Committee in March 2022. The Compensation Committee and the Board considered the report in making its compensation decisions, as further described below. The Compensation Committee has evaluated Farient’s independence pursuant to the requirements of NYSE and SEC rules and has determined that Farient’s work in advising the Compensation Committee regarding 2022 executive compensation has not raised any conflicts of interest. Farient did not provide any other services to the Company in 2022.
Peer Group and Benchmarking
Farient completed competitive market positioning reviews of the Company’s NEOs based upon an assessment of relevant total comparative company data obtained from broad-based compensation surveys of companies and publicly reported proxy statements. The comparative reviews assessed the NEOs’ base salaries, target annual bonuses (as a percentage of salary), total cash compensation and total direct compensation against the compensation paid to comparable positions reported in the surveys and, for select positions, comparable executives of the companies listed below, as reported by those companies. The surveys presented anonymized compensation data, and the identities of the individual constituent companies used for comparison were not known by the Board. These companies (our "Peer Group") generally are competitors of CTOS, conduct business in similar industries, have annual sales that we believe are comparable, or have similar business models to CTOS.

Custom Truck One Source, Inc. Peer Group
Terex	Federal Signal	Wabash
Herc Holdings	GATX Corp.	Alamo Group
Trinity	Alta Equipment	Shyft Group
Manitowoc	H&E	Miller Industries
Greenbrier Cos.	REV Group	McGrath RentCorp
Triton International	WillScot Mobile	Douglas Dynamics
Components of Compensation
The compensation provided to our NEOs in 2022 consisted of the same elements generally available to our non-executive employees, including base salary, annual bonuses and retirement and other benefits, each of which is described in more detail below. In addition, each of our NEOs has the opportunity to participate in an equity-based long-term incentive program. Currently, we do not view perquisites or other personal benefits as a significant component of our executive compensation program. However, we may provide perquisites and other personal benefits in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make our executive officers more efficient and effective, and for recruitment and retention purposes.
The primary elements of our NEOs’ compensation and the main objectives of each are:
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■Base Salary. Base salary attracts and retains talented executives, recognizes individual roles and responsibilities, and provides stable income.
■Annual Performance-Based Incentive Compensation. Annual performance bonuses (which we refer to as our Short-Term Incentive Plan, or "STIP") promote a focus on nearer-term performance objectives by rewarding executives for their contributions toward achieving those objectives.
■Long-Term Incentive Compensation. Equity-based compensation (which we refer to as our Long-Term Incentive Plan, or "LTIP"), provided in the form of restricted stock units ("RSUs") and performance stock units ("PSUs"), aligns executives’ interests with our stockholders’ interests, emphasizes long-term financial and operational performance, and helps retain executive talent.
In addition, our NEOs are eligible to participate in our health and welfare programs and our 401(k) plan on the same basis as our other employees. We also maintain employment agreements with each of our NEOs, which encourage the continued attention and dedication of our management team and allow them to focus on the value to stockholders of strategic alternatives without concern for the impact on their continued employment. Each of these elements of compensation for 2022 is described further below.
Base Salary
The base salaries of our NEOs are an important part of their total compensation package, and are intended to reflect their respective positions, duties and responsibilities. Base salary is a visible and stable fixed component of our compensation program and provides our NEOs with a reasonable degree of financial certainty and stability. Our Compensation Committee, and with respect to our CEO, the Board, annually reviews and determines the salaries of our executives and evaluates the salaries of new hires at the time of hire.
2022 Base Salaries
In 2022, in accordance with the process described above, the Compensation Committee considered the recommendations from Messrs. F. Ross and McMonagle, competitive pay levels, and other factors, in approving the base salaries of the NEOs as set forth below.

Named Executive Officer	Previous Base Salary(1)	2022 Base Salary(1)(2)	Effective Date(1)
Fred Ross	$850,000	$850,000
Ryan McMonagle	$800,000	$800,000
Christopher J. Eperjesy		$585,000	8/15/2022
Joseph Ross	$450,000	$450,000
Thomas Rich	$450,000	$450,000
R. Todd Barrett	$237,000	$275,000	5/13/2022
Bradley Meader	$450,000	$450,000
(1) The annual base salary for each of Messrs. F. Ross, McMonagle, J. Ross and Rich were not changed in 2022. Mr. Eperjesy's 2022 annual base salary was negotiated in connection with his hiring and appointment as CFO in 2022. Base salary actually paid to our NEOs is set forth in the salary column of the "Summary Compensation Table" appearing on page 41, which may not align with the amounts in this table due to changes to base salary during 2022 for Mr. Barrett and partial year of service for Mr. Eperjesy. The annual base salary of Mr. Meader, who resigned in August 2022, is shown in the "Previous Base Salary" column.
(2) In connection with the resignation of Mr. F. Ross as CEO and Mr. McMonagle's appointment to the position of CEO, the annual base salary for each of Messrs. F. Ross and McMonagle remains unchanged from 2022.
Annual Bonus
To maintain a competitive compensation program and motivate our NEOs to attain short-term financial performance metrics while making progress towards longer-term growth and other goals, we provide the NEOs with the opportunity to earn a portion of their overall compensation in the form of annual cash bonuses under our STIP. Each NEO has an annual target bonus percentage set forth in his employment agreement that is expressed as a percentage of the named executive officer’s annual base salary earned for the year. The Compensation Committee works with Farient and consults with our CEO to determine the financial performance goals on which annual bonuses are earned. Annual bonuses are calculated as the product of (i) a named executive officer’s target annual incentive bonus amount (as a percentage of base salary), multiplied by (ii) a percentage based on the financial target achievement for the fiscal year. In 2022, our NEOs’ annual bonuses were based solely on our achievement of Adjusted EBITDA with no individual component or discretionary variations applied by the Compensation Committee. Annual bonuses actually paid to our NEOs reflect prorations for changes in base salary and target
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bonus percentage that occurred during the fiscal year.
2022 Short-Term Incentive Plan ("STIP")
In March 2022, the Company’s 2022 annual incentive plan (the "2022 STIP") was approved by our Compensation Committee, and the 2022 STIP bonus targets for our NEOs were expressed as a percentage of their annual base salary rates.
In March 2022, the Compensation Committee considered the recommendations of Farient, the market data, and other factors, including the factors it considered in making base salary rate adjustments, and it set the target bonus percentages of the NEO’s as set forth in the below table for the fiscal year 2022. The target bonus levels were set to reflect the NEOs relative responsibility for our performance and to allocate appropriately, the total cash opportunity between base salary and incentive-based compensation.

Named Executive Officer(1)	2022 Target Bonus Percentage(2)
Fred Ross	50%
Ryan McMonagle	50%
Christopher J. Eperjesy	65%
Joseph Ross	65%
Thomas Rich	65%
R. Todd Barrett	50%
(1) Mr. Meader is not included in this table as he was not eligible to earn a bonus under the 2022 STIP due to his resignation from the Company.
(2) The percentages in this column represent the percentage that was in place as of December 31, 2022. In August 2022, the Compensation Committee approved an increase to the target bonus percentage of Messrs. J. Ross and Rich from 50% to 65%, effective August 1, 2022. Refer to the section entitled "Actual Payouts Under the 2022 STIP" below for actual amounts.
For the 2022 STIP, it was determined that earnings before interest, taxes, depreciation, amortization and other adjustments ("Adjusted EBITDA," defined below) should be used as the performance measure for determining the cash STIP bonus payable to our NEOs. Adjusted EBITDA was chosen as the appropriate performance measure to motivate our key executives, including the NEOs, to both maximize earnings and increase our enterprise value. This performance measure's threshold and target is set such that it exceeded fixed cash commitments.
Adjusted EBITDA is calculated as net income (loss) plus interest expense, provision for income taxes, depreciation and amortization, and further adjusted for non-cash purchase accounting impact, transaction and process improvement costs, including business integration expenses, share-based payments, the change in fair value of derivative instruments, sales-type lease adjustment, and other special charges that are not expected to recur (each component deriving from measures as reported in the Company’s annual audited financial statements). A reconciliation of Adjusted EBITDA (which is a non-GAAP financial measure) to the most comparable GAAP measure is included in Annex B to this proxy statement. For our NEOs, 100% of their bonus opportunity for 2022 was based on Company ("corporate") Adjusted EBITDA.
Actual Payouts Under the 2022 STIP
2022 was a record year for the Company. The leadership of our senior management team was crucial to the execution of the integration of CTOS and Nesco as one public company and overcoming the challenges brought on by supply chain issues. Summarized below are a few of our 2022 achievements:
■Focused on integration: Following the Acquisition, senior management focused on completing our integration activities across all facets of the Company’s business. Primary attention in 2022 was paid to reorganizing the Company’s organizational and reporting structure and implementing a new ERP system for the combined company.
■Continued improvement in financial performance: 2022 saw record levels of revenue and gross profit.
■New focus on environmental, social and governance ("ESG") initiatives: Management was tasked to focus on establishing a framework for ESG initiatives in 2022 and to start providing the Board with an outline of the Company’s ESG journey. Management devoted substantial time and effort to develop an ESG framework to guide 2022 activities and to establish a foundation for an ESG strategy to generate an inaugural ESG report in 2023.
■Acquisition of HiRail Leasing: Acquisitions, such as that of HiRail Leasing, provide opportunities for the Company to expand its product and service offerings, expand its geographic reach and strengthen the quality of services to customers.
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In 2022, the Company’s financial performance met the target payout level under the 2022 STIP for corporate performance and resulted in the target payout of 100% under the plan for all NEOs.
Information on the achievement of the targets applicable to the NEOs for 2022 STIP purposes and actual 2022 STIP payout are shown in the tables below.

Performance Criteria (Corporate)	Threshold (50% Payout) ($ millions)	Target (100% Payout) ($ millions)	Maximum (150% Payout) ($ millions)	2022 Performance ($ millions)	Payout Percentage Performance
Adjusted EBITDA	$340.0	$390.0 - $402.0	$440.0	$393.0	100%

Named Executive Officer(1)	Base Salary	2022 Target Bonus Percentage (as a percentage of Base Salary)(2)	Target 2022 STIP Bonus(2)	Actual 2022 STIP Award Paid(3)
Fred Ross	$850,000	50%	$425,000	$425,000
Ryan McMonagle	$800,000	50%	$400,000	$400,000
Christopher J. Eperjesy	$585,000	65%	$380,250	$150,000
Joseph Ross	$450,000	65%	$292,500	$253,295
Thomas Rich	$450,000	65%	$292,500	$253,295
R. Todd Barrett	$275,000	50%	$137,500	$130,629
(1) Mr. Meader is not included in this table as he was not eligible to earn a bonus under the 2022 STIP due to his resignation from the Company.
(2) Target bonus percentage represents the percentage in effect as of December 31, 2022. The target 2022 STIP bonus amount is shown based on each NEO’s annual base salary in effect as of December 31, 2022.
(3) Actual 2022 STIP bonus awards paid reflect prorations for changes in base salary and target bonus percentage that occurred during the fiscal year. In connection with Mr. Eperjesy's appointment as CFO in 2022, the amount reflects the minimum bonus that he was entitled to pursuant to his employment agreement. In August 2022, the Compensation Committee approved an increase to the target bonus percentage of Messrs. J. Ross and Rich from 50% to 65%, effective August 1, 2022.
Discretionary Adjustments and Bonuses
In the beginning of the fiscal year, we establish performance measures for determining the payable STIP bonus. The Compensation Committee and our Board generally view the use of STIP bonuses as an effective means to compensate our NEOs for rewarding performance and achieving our annual financial goals. However, the Compensation Committee reserves the ability to make discretionary adjustments to annual STIP payments or to provide discretionary bonus awards when it believes appropriate, including to reward the level of achievement of performance goals or an individual’s contributions to the Company’s performance for a given year or to motivate an individual. In making discretionary adjustments or awards, the Compensation Committee may take into consideration such factors and circumstances as it considers appropriate, including in order to reward performance or motivate a given individual.
On August 2, 2022, the Board approved a one-time discretionary bonus for Mr. Rich in the amount of $75,000 to reward Mr. Rich’s leadership and the Company’s strong financial results to date in 2022. Mr. Rich is eligible to receive this bonus subject to his continued employment through July 31, 2023. Additionally, on April 22, 2022, the Board approved a one-time discretionary bonus for Mr. Barrett in the amount of $100,000 to reward Mr. Barrett’s leadership for his service as our Interim Chief Financial Officer, per the letter agreement described in the "Employment Agreement" section below. The Board believes that providing these bonuses will assist, and have assisted, with retaining Messrs. Rich’s and Barrett's continued service with the Company.
Long-Term Incentive Plan ("LTIP")
We view equity-based compensation as a critical component of our total compensation program. Equity-based compensation creates an ownership culture among our employees that provides an incentive to contribute to the continued growth and development of our business. It aligns interests of executives with those of our stockholders and reinforces our commitment to ensuring a strong linkage between company performance and executive pay. We do not currently have a formal policy for determining the number of equity-based awards to grant to NEOs.
2022 LTIP — Type of Equity Granted and Performance Metrics
In August 2022, the Company granted LTIP awards in the form of RSUs and PSUs to some of its employees, including its NEOs, as part of its regular grant cycle. In connection with these grants, PSU awards granted in 2021 were amended as further
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described below.
RSUs and PSUs granted to our NEOs and other employees do not provide the holder with any rights as stockholders with respect to the units (e.g., no voting rights) and do not accrue any dividend equivalent rights. Holders of the units may not sell, assign or otherwise transfer them, without approval as required under the Amended and Restated Omnibus Incentive Plan.
The Compensation Committee has established annual awards for each employee, but the amounts of the LTIP awards in 2022 were doubled such that each employee (including our named executive officers) received a grant with a grant date fair value equal to the award he or she would have received in 2023 and in 2024. As such, it is not expected that employees or named executive officers will receive another LTIP grant until those that are granted for the 2025 performance year, except as necessary to respond to market changes and/or changed roles and responsibilities.
Restricted Stock Units ("RSUs")
An RSU is a right to receive a share of CTOS common stock or, at the option of the Company, an amount of cash on a specified vesting date in the future. The RSUs generally vest on each of the first four anniversaries of the RSU grant date, provided that the recipient remains employed by the Company through the applicable vesting date. The RSUs granted in 2022 vest as to 25% of the underlying shares on April 1 of each year beginning on April 1, 2024 (except for the grant to our CFO, which began vesting on April 1, 2023), and on each of the next three anniversaries thereafter.
Performance Stock Units ("PSUs")
A PSU is a right to receive a share of CTOS common stock or, at the option of the Company, an amount of cash on a specified vesting date in the future, subject to the level of achievement of predetermined goals and/or targets over a specified period.
PSU Performance Objectives
The PSUs granted in 2021 and 2022 are divided into two vesting tranches, the "Tranche 1 PSUs" and the "Tranche 2 PSUs," and subject to vesting as described below. Tranche 1 PSUs and Tranche 2 PSUs contain differing vesting provisions. Vesting of these tranches relate to the applicable performance year, as set forth in the table below.

LTIP PSU Award	Performance Period	Type of Performance Measure	Vesting Period
2021 Tranche 1 PSUs	Fiscal Years 2021 — 2024	Stock price goal	End of each performance year
2021 Tranche 2 PSUs	Fiscal Years 2021 — 2024	Stock price goal or financial performance goal	For stock price goal, end of each performance year For financial performance goal, end of subsequent performance year
2022 Tranche 1 PSUs	Fiscal Years 2023 — 2026	Stock price goal	End of each performance year
2022 Tranche 2 PSUs	Fiscal Years 2023 — 2026	Financial performance goal	End of subsequent performance year
Tranche 1 PSUs
The Tranche 1 PSUs granted in 2021 (the "2021 Tranche 1 PSUs") and in 2022 (the "2022 Tranche 1 PSUs") are eligible to vest at the end of each of the fiscal years specified above subject to the attainment of a specific stock price target, averaged over 30-days, during the applicable performance year. If Platinum Equity, LLC or its affiliate consummates a sale of shares of the Company’s common stock to an unaffiliated third party when the specific stock price target has been attained the 30-day average price requirement is waived. In the event the stock price target is not attained for the given performance year, Tranche 1 PSUs will remain eligible to vest in a subsequent performance year. In August 2022, the 2021 Tranche 1 PSUs were amended to: (i) shorten the average trading days required to achieve the stock price target from 60-days to 30-days and (ii) provide that the performance target would be deemed attained if Platinum Equity, LLC or its affiliate consummates a sale of shares of the Company’s common stock to an unaffiliated third party at a time when the stock price equals or exceeds the stock price target.
Tranche 2 PSUs
The Tranche 2 PSUs granted in 2021 and 2022 each contain differing vesting provisions. These are discussed separately below.
2021 Tranche 2 PSUs. In August 2022, the Tranche 2 PSUs granted in 2021 (the "2021 Tranche 2 PSUs") were amended. This section discusses the amended terms of these PSUs. The 2021 Tranche 2 PSUs may vest pursuant to the original vesting schedule (the "Original Schedule") or an alternative vesting schedule that was established pursuant to the August 2022 amendment (the "Alternative Schedule"), whichever would result in a higher number of PSUs vesting for the applicable
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performance year (or if such number is equal, the Original Schedule). Pursuant to the Original Schedule, 25% of the 2021 Tranche 2 PSUs are eligible to vest at the end of each fiscal year 2021 through 2024 subject to the attainment of a specific stock price target, averaged over 60-days, during the applicable performance year. As with Tranche 1 PSUs, if Platinum Equity, LLC or its affiliate consummates a sale of shares of the Company’s common stock to an unaffiliated third     party when the specific stock price target has been attained, then the 60-day average price requirement is waived. Any portion of such PSUs not vesting in one performance year because the stock price target was not attained remains eligible to vest in a subsequent performance year. The Alternative Schedule provides that 25% of the 2021 Tranche 2 PSUs (the "Eligible Tranche 2 PSUs") are eligible to vest at the end of each fiscal year 2022 through 2025 as follows:
–100% of the Eligible Tranche 2 PSUs will vest subject to achievement of the Adjusted EBITDA goal for the prior fiscal year at the target level, or;
–25% of the Eligible Tranche 2 PSUs will vest subject to achievement of the Adjusted EBITDA goal for the prior fiscal year at the threshold level (and if the Adjusted EBITDA goal is achieved between the target and threshold levels, then the number of Eligible Tranche 2 PSUs eligible to vest is determined based on straight-line interpolation between such performance levels).
Notwithstanding the foregoing, no more than 25% of the 2021 Tranche 2 PSUs shall have vested at the end of fiscal year 2021, no more than 50% of the 2021 Tranche 2 PSUs shall have vested at the end of fiscal year 2022, no more than 75% of the 2021 Tranche 2 PSUs shall have vested at the end of fiscal year 2023 and no more than 100% of the 2021 Tranche 2 PSUs shall have vested at the end of fiscal year 2024.
2022 Tranche 2 PSUs. The Tranche 2 PSUs granted in 2022 (the "2022 Tranche 2 PSUs") are subject to the achievement of Adjusted EBITDA goals for the fiscal years 2023 through 2026, which goals will be determined not later than 90 days into the applicable performance year. Although the full amount of the 2022 Tranche 2 PSUs was approved in August 2022, the 2022 Tranche 2 PSUs are considered for accounting purposes to be granted when the applicable Adjusted EBITDA goals are established by the Compensation Committee and, consistent with SEC rules, will be disclosed as awards in the Summary Compensation Table and Grants of Plan-Based Awards Table as awards made during the Company’s fiscal year in which they are considered to have been granted. If the Adjusted EBITDA goal is achieved between the target and threshold levels, then the number of Tranche 2 PSUs eligible to vest is determined based on straight-line interpolation between such performance levels. If the target level of performance achievement is met for a given performance year, 25% of the 2022 Tranche 2 PSUs will vest at the end of the fiscal year following the applicable performance year.
PSU Achievement for 2022
The 2021 Tranche 2 PSUs granted to the NEOs were originally awarded with vesting based solely on the achievement of a specific stock price target applicable to the fiscal year ended December 31, 2021. However, pursuant to the August 2022 amendment described above, on August 2, 2022, the Board certified that the Adjusted EBITDA goal for the fiscal year ended December 31, 2021 for such performance period had been achieved at target level. Accordingly, 25% of the 2021 Tranche 2 PSUs became fully vested on December 31, 2022. Additionally, on March 8, 2023, the Board certified that the Adjusted EBITDA goal for the fiscal year ended December 31, 2022 had been achieved at target level. Accordingly, 25% of the 2021 Tranche 2 PSUs are subject to vesting on December 31, 2023, subject to the recipient remaining employed by the Company through the vesting date. For additional detail on the RSUs and PSUs (both performance-based and service-based) held by our NEOs, see the "Outstanding Equity Awards at Fiscal Year-End" on page 46.
Named Executive Officer LTIP Awards
In August 2022, after review of management’s recommendations regarding the type and size of the LTIP awards to the NEOs, the Board awarded the NEOs the following awards:

Named Executive Officer(1)	RSUs (units)	PSUs (units)
Fred Ross	350,000	175,000
Ryan McMonagle	325,000	162,500
Christopher J. Eperjesy	270,000	135,000
Joseph Ross	200,000	100,000
Thomas Rich	200,000	100,000
R. Todd Barrett	35,000	17,500
(1) No RSUs or PSUs were granted to Mr. Meader as he was no longer employed by the Company.
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The Board approved the August 2022 LTIP awards to the NEOs in respect of activity relating to fiscal years 2023 and 2024, after considering Peer Group data, comparable compensation data obtained from surveys provided by Farient, the officers’ positions and shares available for allocation under the Amended and Restated 2019 Omnibus Incentive Plan, which we refer to below as the Amended and Restated Omnibus Plan.
Additional information regarding the 2022 LTIP equity awards granted to our NEOs is included in the table below under "Grants of Plan-Based Awards" on page 42.
Accounting for Share-Based Compensation
We follow Financial Accounting Standard Board Accounting Standards Codification Topic 718, ("ASC Topic 718"), for our share-based compensation awards. ASC Topic 718 requires companies to measure the compensation expense for all share-based payment awards made to employees and directors, including stock options, RSUs and PSUs, based on the grant date "fair value" of these awards. These calculations are performed for accounting purposes and reported in the compensation tables below, even though our NEOs may never realize any value from their awards. With respect to PSUs subject to performance-based (EBITDA) vesting conditions and RSUs, the aggregate grant date fair value of such awards was based on the Company’s share price on the grant date of the awards. With respect to PSUs subject to market-based vesting conditions, the grant date fair value of such award was determined utilizing a Monte Carlo simulation as disclosed in our 2022 Annual Report on Form 10-K. Additional information regarding the assumptions used to calculate the value of stock awards is provided in Note 14 to our audited consolidated financial statements included in our 2022 Annual Report on Form 10-K.
Change in Control Provisions Affecting LTIP Awards
RSUs
With respect to the RSUs granted in 2022 and 2021, if a change in control of the Company occurs after the date of grant, and the NEO has been in continuous service with the Company through such change in control, then: (i) if the consideration payable for shares in the change in control is at least 80% cash, all of the named executive officer’s unvested RSUs will vest; and (ii) if the consideration payable for shares in the change in control is not at least 80% cash, all of the named executive officer’s unvested RSUs will remain outstanding and vest in accordance with the applicable grant agreement, except that any unvested RSUs that are not continued, converted, assumed or replaced in the change in control will vest.
PSUs
With respect to the PSUs granted in 2022 and 2021, if a change in control of the Company occurs after the date of grant and during the applicable performance period, and the NEO has been in continuous service with the Company through such change in control, then: (i) if the consideration payable for shares in the change in control is at least 80% cash, (a) all of the named executive officer’s unvested Tranche 1 PSUs will vest if such consideration equals or exceeds a specific stock price target; and (b) all of the named executive officer’s unvested Tranche 2 PSUs will vest if such consideration equals or exceeds a specific stock price target; and (ii) if the consideration payable for shares in the change in control is not at least 80% cash, (a) all of the named executive officer’s unvested Tranche 2 PSUs will remain outstanding, convert to time-based vesting and vest at the end of each performance year in accordance with the applicable grant agreement (without regard to any stock price target or Adjusted EBITDA goal, as applicable) if such consideration equals or exceeds a specific stock price target; and (b) all of the named executive officer’s unvested Tranche 1 PSUs will remain outstanding, convert to time-based vesting and vest at the end of each performance year in accordance with the applicable grant agreement (without regard to any stock price target) if such consideration equals or exceeds a specific stock price target, except that any unvested PSUs converted to time-based vesting that are not continued, converted, assumed or replaced in the change in control will vest. In addition, if the named executive officer’s employment is terminated by us without "cause" or by the NEO for "good reason," in either case, within one year following a change in control in which the consideration payable for shares in such change in control is not all cash, all of the named executive officer’s RSUs and PSUs converted to time-based vesting, in each case, that are then unvested will vest. If the consideration payable per share in the change in control is less than the stock price targets, all unvested PSUs will be forfeited for no consideration upon such change in control.
Retirement Benefits
CTOS maintains a 401(k) and profit-sharing plan (the "401(k) Plan"), a defined contribution plan intended to meet the requirements of Section 401(k) of the Internal Revenue Code of 1986, as amended, (the "Code"). CTOS employees meeting the 401(k) Plan’s age requirement are generally eligible to participate in the 401(k) Plan. The 401(k) Plan is available on the same terms to all of CTOS’s employees, including the NEOs. Each 401(k) Plan participant can elect to contribute between 1% and 100% of his or her eligible compensation on a pre-tax basis to the 401(k) Plan, subject to the annual Internal Revenue Service and Code limitations. The 401(k) Plan’s participants who are 50 years of age or older may contribute additional amounts based on the statutory limits for catch-up contributions. CTOS may make discretionary matching contributions up to
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a specified percentage of each employee’s eligible contributions, and may also make discretionary profit sharing contributions on behalf of participants who are eligible under the terms of the 401(k) Plan declared on an annual basis. A 401(k) Plan participant is 100% vested in his or her deferrals, and any employer profit sharing contributions, matching contributions and earnings thereon vest ratably over four years. The account balance for each 401(k) Plan participant is invested in accordance with the election of the participant which can consist of a variety of investment options. For the 2022 fiscal year, CTOS made matching contributions to the 401(k) Plan equal to 50% of the first 6% of a participant’s deferral.
Health and Welfare Benefits and Perquisites
CTOS’s NEOs are eligible to participate in CTOS’s health and welfare benefit plans, including its medical, dental, vision, life, accidental death and dismemberment, disability, flexible spending account and health savings account and benefit plans, in each case on the same basis as all other CTOS employees. We believe these benefits are necessary and appropriate to provide a competitive compensation package to our NEOs.
CTOS’ NEOs are also eligible either to receive a company car or a car allowance. Company cars are owned by CTOS and NEOs driving such vehicles are covered under the Company’s insurance policies. Fuel and other maintenance items may be reimbursed for valid company expenses. Such costs and/or allowances are discussed in more detail in notes to the "Summary Compensation Table" on page 41.
We do not generally provide any tax "gross ups" to our NEOs.
Severance Agreements
CTOS considers maintenance of a strong management team essential to its success. To that end, CTOS recognizes that the uncertainty that may exist among management with respect to their "at-will" employment with CTOS could result in the departure or distraction of management personnel to the Company’s detriment. Accordingly, CTOS determined that severance arrangements are appropriate to encourage the continued attention and dedication of certain members of its management team and to allow them to focus on the value to stockholders of strategic alternatives without concern for the impact on their continued employment. Each of CTOS’ NEOs has entered into an employment agreement that entitles the NEO to severance payments and benefits in the event of certain terminations of employment. For more detail on the terms of these agreements, refer to section entitled "Potential Payments Upon Termination or a Change in Control" on page 47.
Compensation Risk Management
The Company’s management with the assistance of Farient conducts a risk-assessment annually related to the Company’s compensation programs and presents to the Compensation Committee its assessment of the related risks. The Company’s assessment included a review and assessment of risks related to Company’s STIP and LTIP discussed in this proxy statement as well as sales incentive plans applicable to the Company’s sales employees. We have reviewed our compensation policies and practices and have determined that those policies and practices are not reasonably likely to have a material adverse effect on the Company.
Tax Considerations and Deductibility of Compensation
Section 409A
The Compensation Committee takes into account whether components of the compensation for our executive officers will be adversely impacted by the penalty tax imposed by Section 409A of the Code, and aims to structure these components to be compliant with or exempt from Section 409A to avoid such potential adverse tax consequences.
Section 162(m)
Section 162(m) of the Code disallows a tax deduction to public companies for compensation in excess of $1 million paid to "covered employees," which generally includes all NEOs. While the Compensation Committee may take the deductibility of compensation into account when making compensation decisions, the Compensation Committee will award compensation that it determines to be consistent with the goals of our executive compensation program even if such compensation is not deductible by us.
"Golden Parachute" Payments
Sections 280G and 4999 of the Code provide that certain executive officers and other service providers who are highly compensated or hold significant equity interests may be subject to an excise tax if they receive payments or benefits in connection with a change in control of the Company that exceeds certain prescribed limits, and that we, or a successor, may forfeit a tax deduction on the amounts subject to this additional tax. While the Compensation Committee may take the potential forfeiture of such tax deduction into account when making compensation decisions, it will award compensation that
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it determines to be consistent with the goals of our executive compensation program even if such compensation is not deductible by us. We do not provide any tax gross-ups to cover excise taxes under Section 4999 in connection with a change in control. However, the employment agreements with each of our NEOs include a "best net" provision under Section 280G of the Code, pursuant to which any "parachute payments" that become payable to the executive will either be paid in full or reduced so that such payments are not subject to the excise tax under Section 4999 of the Code, whichever results in the better after-tax position of the executive.
Executive Stock Ownership Guidelines
Effective April 1, 2021, the Board adopted stock ownership guidelines that are applicable to our executive officers, including our NEOs, and to our compensated non-employee directors. Our executive officers and compensated non-employee directors are expected to satisfy the applicable guidelines based on a base salary or annual retainer multiple, as applicable, by December 31, 2026 or, if later, the sixth December 31 to occur after they become subject to the guidelines, and to hold at least the applicable minimum value in shares of common stock for so long as they are an executive officer or compensated non-employee director, as applicable. We believe that stock ownership guidelines align the interests of our officers and directors with our stockholders and encourage long-term management of the Company for the benefit of its stockholders.
Prohibition on Speculative Stock Transactions
Our Insider Trading Policy provides that no employee, officer, or director may acquire, sell, or trade in any interest or position relating to the future price of Company securities, such as a put option, a call option or a short sale, or engage in hedging transactions. In addition, our Insider Trading Policy provides that no employee, officer, or director may pledge Company securities as collateral to secure loans. This prohibition means, among other things, that these individuals may not hold Company securities in a "margin" account, which would allow the individual to borrow against their holdings to buy securities.
Report of the Compensation Committee
The Compensation Committee has reviewed and discussed this CD&A with Company management. Based on this review and discussion, the Compensation Committee recommended to the Board, and the Board approved, that the CD&A be included in this proxy statement and incorporated by reference into the Annual Report on Form 10-K for the year ended December 31, 2022.
Respectfully submitted by the members of the Compensation Committee of the Board:
Georgia Nelson (Chairperson)
David Wolf
Mary Jackson
Rahman D'Argenio
This Report of the Compensation Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed "soliciting material" or "filed" under either the Securities Act or the Exchange Act.
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COMPENSATION TABLES
Summary Compensation Table
The following table presents summary information regarding the total compensation for the years ended December 31, 2021 and 2022 for the named executive officers. None of the named executive officers were NEOs of the Company for the year ended December 31, 2020.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Non-Equity Incentive Plan ($)(4)	All Other ($)(5)	Total ($)
Fred Ross (Chief Executive Officer)	2022	850,000	—	2,959,250	425,000	26,913	4,261,163
	2021	621,154	66,716	5,440,750	306,133	12,698	6,447,451
Ryan McMonagle (President and Chief Operating Officer)	2022	800,000	—	2,747,875	400,000	20,862	3,968,737
	2021	469,231	49,124	5,052,125	254,350	21,288	5,846,118
Christopher J. Eperjesy (Chief Financial Officer)	2022	219,375	350,000	2,226,150	150,000	4,800	2,950,325
Bradley Meader (former Chief Financial Officer)	2022	168,750	—	—	—	17,393	186,143
	2021	313,462	34,182	2,331,750	176,354	26,343	2,882,091
Joseph Ross (President - Sales)	2022	450,000	—	1,691,000	253,295	30,751	2,425,046
	2021	313,462	36,682	3,109,000	176,354	22,198	3,657,696
Thomas Rich (President - Rentals)	2022	450,000	31,250	1,691,000	253,295	25,116	2,450,661
	2021	321,154	34,182	3,109,000	176,354	11,263	3,651,953
R. Todd Barrett (Chief Accounting Officer)	2022	290,750	100,000	293,825	130,629	12,367	827,571
(1) The amounts reported as salary in this column for 2022 may not exactly match the base salaries disclosed as 2022 base salaries in the CD&A due to base salary increases that occurred and the timing of Mr. Eperjesy's appointment as CFO. For Mr. Barrett, amounts for 2022 also include a temporary incremental monthly salary increase earned while serving as Interim CFO in 2022 of $10,000 per month. For additional information, please refer to "2022 Base Salaries" on page 33.
(2) Amounts for 2022 reflect a signing bonus paid to Mr. Eperjesy in connection with his appointment as CFO, a discretionary bonus paid to Mr. Barrett in connection with his service as the Interim Chief Financial Officer and the prorated portion of a discretionary retention bonus payable to Mr. Rich subject to his continued employment through July 2023.
(3) The amounts in this column reflect the aggregate grant date fair values of the RSUs and the PSUs awarded to the NEOs under the LTIP computed in accordance with ASC Topic 718, as further described above under "Long-Term Incentive Plan ("LTIP")" on page 35 and under "Grants of Plan-Based Awards" on page 42. Please refer to the section "Accounting for Share-Based Compensation" in the CD&A on page 38 for information about the grant date fair value of these awards. The amounts reported with respect to PSUs that are considered for purposes of ASC Topic 718 to have been granted in 2022 are based on the probable outcome of the awards and, consistent with the estimate of aggregate compensation cost to be recognized over the performance period determined as of the grant date, assumes that the PSUs will be earned at target performance levels, which is also the highest level of performance for such awards. As described in "2022 LTIP – Type of Equity Granted and Performance Metrics" in the CD&A on page 35, grants of the 2022 Tranche 2 PSUs are not reflected in the Summary Compensation Table for 2022. The amounts reported also include the incremental fair value, calculated in accordance with ASC Topic 718, of the amended 2021 Tranche 1 PSUs, as described in "2022 LTIP – Type of Equity Granted and Performance Metrics" in the CD&A beginning on page 35. For additional information, including a discussion of the assumptions used to calculate the grant date fair values of these awards, see Note 14 to our Consolidated Financial Statements contained in our 2022 Annual Report on Form 10-K.
(4) The amounts for 2022 reported in this column represent the amounts earned by each NEO under our 2022 STIP. For additional information regarding our 2022 STIP see "Annual Bonus" on page 33 in the CD&A.
(5) The amounts reported as earned in this column represent the following for 2022:
–Mr. F. Ross. Amounts include: $12,083 for 401k matching contributions and $14,830 for costs related to a company vehicle.
–Mr. McMonagle. Amounts include: $6,462 for 401k matching contributions and $14,400 for a vehicle allowance.
–Mr. Eperjesy. Amounts include: $4,800 for a vehicle allowance.
–Mr. Meader. Amounts include: $11,993 for 401k matching contributions and $5,400 for a vehicle allowance.
–Mr. J. Ross. Amounts include: $16,351 for 401k matching contributions and $14,400 for a vehicle allowance.
–Mr. Rich. Amounts include: $14,093 for costs related to a company vehicle.
–Mr. Barrett. Amounts include: $522 for 401k matching contributions and $12,367 for a vehicle allowance.

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Grants of Plan-Based Awards
The table below presents information regarding awards under the 2022 STIP and LTIP for the fiscal year ended December 31, 2022.

			Estimated Future Payouts Under			Estimated Future Payouts Under			All Other Stock Awards: Number of Shares of Stock or Units(6)(7)	Grant Date Fair Value of Stock Awards ($)(7)(8)
			Non-Equity Incentive Plan Awards			Equity Incentive Plan Awards
Name(1)	Plan	Grant Date(2)	Threshold ($)(3)	Target ($)(3)	Maximum ($)(3)	Threshold (#)(5)	Target (#)(4)(5)	Maximum (#)(5)
Fred Ross	2022 STIP(2)(3)		212,500	425,000	637,500
	2022 LTIP RSU(2)(6)	8/2/22							350,000	2,212,000
	2022 LTIP PSU(2)(4)(5)	8/2/22				—	175,000	—		673,750
	Amendment value(8)									73,500
Ryan McMonagle	2022 STIP(2)(3)		200,000	400,000	600,000
	2022 LTIP RSU(2)(6)	8/2/22							325,000	2,054,000
	2022 LTIP PSU(2)(4)(5)	8/2/22				—	162,500	—		625,625
	Amendment value(8)									68,250
Christopher J. Eperjesy	2022 STIP(2)(3)		190,125	380,250	570,375
	2022 LTIP RSU(2)(6)	8/2/22							270,000	1,706,400
	2022 LTIP PSU(2)(4)(5)	8/2/22				—	135,000	—		519,750
Joseph Ross	2022 STIP(2)(3)		146,250	292,500	438,750
	2022 LTIP RSU(2)(6)	8/2/22							200,000	1,264,000
	2022 LTIP PSU(2)(4)(5)	8/2/22				—	100,000	—		385,000
	Amendment value(8)									42,000
Thomas Rich	2022 STIP(2)(3)		146,250	292,500	438,750
	2022 LTIP RSU(2)(6)	8/2/22							200,000	1,264,000
	2022 LTIP PSU(2)(4)(5)	8/2/22				—	100,000	—		385,000
	Amendment value(8)									42,000
R. Todd Barrett	2022 STIP(2)(3)		68,750	137,500	206,250
	2022 LTIP RSU(2)(6)	8/2/22							35,000	221,200
	2022 LTIP PSU(2)(4)(5)	8/2/22				—	17,500	—		67,375
	Amendment value(8)									5,250
(1) Mr. Meader is excluded because he left the Company in August 2022 and did not receive any plan-based awards in 2022.
(2) With respect to the 2022 LTIP Awards, on August 2, 2022, the Board approved the grant of RSUs and PSUs to each NEO. As described in CD&A under "2022 LTIP — Type of Equity Granted and Performance Metrics" beginning on page 35, grants of the 2022 Tranche 2 PSUs are not reflected in the Grants of Plan-Based Awards Table for 2022. For more information regarding the 2022 LTIP awards, see the discussion under "Long-Term Incentive Plan ("LTIP")" above on page 35. With respect to the 2022 STIP awards, on March 8, 2023, the Compensation Committee approved the STIP, and affirmed the performance measures on which the cash STIP bonus payments were based. For more information regarding the 2022 STIP awards and the determination of the STIP target bonus percentages, see the discussion under "2022 Short-Term Incentive Plan ("STIP")" in the CD&A on page 34.
(3) The 2022 STIP awards consist of annual incentive bonus opportunities for each of the NEOs awarded under the 2022 STIP. The threshold, target and maximum amounts shown are equal to 50%, 100% and 150%, respectively, of the NEOs’ target bonus percentage. See the description of the 2022 STIP under "2022 Short-Term Incentive Plan ("STIP")" above on page 34. The award amounts shown in this table are calculated based on each NEO’s annual base salary in effect on December 31, 2022. For more information regarding the NEOs’ 2022 Base Salaries, see the discussion under "2022 Base Salaries" in the CD&A on page 33. Actual 2022 STIP award payments are listed under "Actual Payouts Under the 2022 STIP" above on page 34.
(4) Reflects the 2022 Tranche 1 PSUs which are eligible to vest at the end of each of fiscal years 2023 through 2026 subject to the attainment of a specific stock price target, averaged over 30 days, during the applicable performance year (with such performance target deemed attained if Platinum Equity, LLC or its affiliate consummates a sale of shares of the Company’s common stock to an unaffiliated third party when the specific stock price target has been attained), with any portion of such Tranche 1 PSUs remaining eligible to vest in a subsequent performance year in the event the stock price target is not attained for the given performance year. These awards are also reported on the "Outstanding Equity Awards at Fiscal Year-End" table on page 46 and the aggregate grant date fair value is included in the stock awards column of the "Summary Compensation Table" on page 41. As noted in footnote (1) above and as described in CD&A under "2022 LTIP — Type of Equity Granted and Performance Metrics" beginning on page 35, grants of the 2022 Tranche 2 PSUs are not reflected in the Grants of Plan-Based Awards Table for 2022.
(5) The maximum number of shares that may be earned with respect to the PSUs is equal to the number of shares earned at target level performance.
(6) Reflects the LTIP awards in the form of time-based RSUs granted to the NEOs under the 2022 LTIP on August 2, 2022 in accordance with the Amended and Restated Omnibus Plan as discussed under "Long-Term Incentive Plan ("LTIP")" beginning on page 35. These awards are also reported on the "Outstanding Equity Awards at Fiscal Year-End" table on page 46 and the aggregate grant date fair value is included in the Stock column of the "Summary Compensation Table" on page 41.
(7) The grant date fair value of the RSU and PSU awards was computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures and as further described above in the notes to the Summary Compensation Table on page 38 and Note 14 to our Consolidated Financial Statements contained
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in our 2022 Annual Report on Form 10-K.
(8) As discussed in the CD&A under "2022 LTIP — Type of Equity Granted and Performance Metrics" beginning on page 35, in August 2022, the 2021 Tranche 1 PSUs were amended. The "Amendment value" reflects the incremental fair value as determined under ASC Topic 718 on the amendment date.
Employment Agreements
Fred Ross
The Company and Mr. F. Ross entered into an employment agreement on November 2, 2021 (as amended by that certain Performance Stock Unit Grant Notice and Performance Stock Unit Agreement between the Company and Mr. F. Ross, dated August 2, 2022 (the "2022 F. Ross PSU Award"), pursuant to which Mr. F. Ross was to continue to serve as Chief Executive Officer for an initial term of five years, subject to renewal thereafter for successive one-year periods, and will continue to serve on or be nominated to the Board as a Class B director for so long as he remains Chief Executive Officer. Pursuant to this employment agreement, Mr. F. Ross is entitled to receive: (i) a base salary of $850,000 and (ii) an annual cash bonus equal to 50% of his base salary based on Company performance metrics and/or individual performance objectives, in each case, as determined by the Board or its Compensation Committee. Mr. F. Ross is eligible to receive equity awards under the Amended and Restated Omnibus Plan, as determined by the Board or its Compensation Committee, in the form of time- and performance-based restricted stock units. Under the terms of the 2022 F. Ross PSU Award, Mr. F. Ross’ employment agreement was amended to provide that Mr. F. Ross is no longer entitled to receive the one-time cash transaction bonus included in the employment agreement. In connection with the employment agreement, the Company also entered into a restrictive covenant agreement with Mr. F. Ross, pursuant to which Mr. F. Ross is subject to certain restrictive covenants, including confidentiality, non-disparagement and 24-month post-termination non-competition and non-solicitation covenants.
The Company and Mr. F. Ross entered into an amended and restated employment agreement on December 7, 2022, effective March 20, 2023, pursuant to which Mr. F. Ross ceased to serve as Chief Executive officer and will serve as Founder for an initial term of one year, subject to renewal thereafter for successive one-year periods, and will continue to serve on the Board as a Class B director until he voluntarily resigns, the Board requests that he resign or he is not renominated for election to the Board or elected by the stockholders of the Company. Pursuant to this amended and restated employment agreement, Mr. F. Ross is entitled to receive: (i) a base salary of $800,000 and (ii) an annual cash bonus equal to 50% of his base salary based on Company performance metrics and/or individual performance objectives, in each case, as determined by the Board or its Compensation Committee. Mr. F. Ross may be eligible to receive equity awards under the Amended and Restated Omnibus Plan, as determined by the Board or its Compensation Committee. Pursuant to the amended and restated employment agreement, Mr. F. Ross’ restrictive covenant agreement described above remains in effect as a condition of his employment under the amended and restated employment agreement.
Christopher Eperjesy
The Company and Mr. Eperjesy entered into an employment agreement on August 2, 2022, pursuant to which Mr. Eperjesy will serve as Chief Financial Officer commencing on August 15, 2022 for an initial term of five years, subject to renewal for successive one-year periods. Mr. Eperjesy succeeded Mr. Barrett, who stepped down as Interim Chief Financial Officer, effective August 15, 2022. Pursuant to the employment agreement, Mr. Eperjesy is entitled to receive: (i) a base salary of $585,000; (ii) an annual cash bonus equal to 65% of his base salary based on Company performance metrics and/or individual performance objectives (prorated for 2022 based on the portion of 2022 during which he was employed, but not less than $150,000), in each case, as determined by the Board or its Compensation Committee; and (iii) subject to Board approval, an initial equity award under the Amended and Restated Omnibus Plan covering a total of 180,000 shares of common stock of the Company in the form of time- and performance-based restricted stock units.
In addition, in connection with Mr. Eperjesy’s relocation to the Kansas City, Missouri area, the Company has agreed to reimburse his reasonable, documented moving expenses, up to six months of temporary housing expenses, and airfare and lodging for Mr. Eperjesy and his immediate family for up to two trips to search for homes. Mr. Eperjesy is also entitled to receive a one-time cash signing bonus equal to $200,000 and a relocation stipend in the amount of $150,000, in each case, subject to continued employment through the payment date. In the event that Mr. Eperjesy’s employment is terminated either by the Company for "cause" or by Mr. Eperjesy without "good reason" (as such terms are defined in Mr. Eperjesy’s employment agreement), before February 15, 2024, Mr. Eperjesy will be required to repay to the Company the full gross amount of any of the above relocation stipend, relocation reimbursement or signing bonus that have been paid to him. In connection with the employment agreement, the Company also entered into a restrictive covenant agreement with Mr. Eperjesy, pursuant to which Mr. Eperjesy is subject to certain restrictive covenants, including confidentiality, non-disparagement and 12-month post-termination non-competition and non-solicitation covenants.
Ryan McMonagle
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Mr. McMonagle entered into an employment agreement with the Company on November 2, 2021 (as amended by that certain Performance Stock Unit Grant Notice and Performance Stock Unit Agreement between the Company and Mr. McMonagle, dated August 2, 2022 (the "2022 McMonagle PSU Award"), pursuant to which Mr. McMonagle was to serve as President and Chief Operating Officer for an initial term of five years, subject to renewal thereafter for successive one-year periods. Pursuant to the employment agreement, Mr. McMonagle is entitled to receive: (i) a base salary of $800,000; and (ii) an annual cash bonus equal to 50% of his base salary based on Company performance metrics and/or individual performance objectives, in each case, as determined by the Board or its Compensation Committee. Mr. McMonagle is eligible to receive equity awards under the Amended and Restated Omnibus Plan, as determined by the Board or its Compensation Committee, in the form of time- and performance-based restricted stock units. Under the terms of the 2022 McMonagle PSU Award, Mr. McMonagle’s employment agreement was amended to provide that Mr. McMonagle is no longer entitled to receive the one-time cash transaction bonus included in the employment agreement. In connection with the employment agreement, the Company also entered into a restrictive covenant agreement with Mr. McMonagle, pursuant to which Mr. McMonagle is subject to certain restrictive covenants, including confidentiality, non-disparagement and 24-month post-termination non-competition and non-solicitation covenants.
The Company and Mr. McMonagle entered into an amended and restated employment agreement on December 7, 2022, effective March 20, 2023, pursuant to which Mr. McMonagle ceased to serve as Chief Operating Officer but will serve as Chief Executive Officer for an initial term of five years, subject to renewal thereafter for successive one-year periods, and will be nominated to the Board for so long as he remains Chief Executive Officer. Pursuant to this amended and restated employment agreement, Mr. McMonagle is entitled to receive: (i) a base salary of $850,000; and (ii) an annual cash bonus equal to 50% of his base salary based on Company performance metrics and/or individual performance objectives, in each case, as determined by the Board or its Compensation Committee. Mr. McMonagle may be eligible to receive equity awards under the Amended and Restated Omnibus Plan, as determined by the Board or its Compensation Committee. Pursuant to the amended and restated employment agreement, Mr. McMonagle’s restrictive covenant agreement described above remains in effect as a condition of his employment under the amended and restated employment agreement.
Joseph Ross
The Company and Mr. J. Ross entered into an employment agreement on November 2, 2021 (as amended by that certain Performance Stock Unit Grant Notice and Performance Stock Unit Agreement between the Company and Mr. J. Ross, dated August 2, 2022 (the "2022 J. Ross PSU Award"), pursuant to which Mr. J. Ross will continue to serve as President, Sales for an initial term of five years, subject to renewal thereafter for successive one-year periods. Pursuant to the employment agreement, Mr. J. Ross is entitled to receive: (i) a base salary of $450,000; and (ii) an annual cash bonus equal to 50% of his base salary based on Company performance metrics and/or individual performance objectives, in each case, as determined by the Board or its Compensation Committee. Mr. J. Ross is eligible to receive equity awards under the Amended and Restated Omnibus Plan, as determined by the Board or its Compensation Committee, in the form of time- and performance-based restricted stock units. Under the terms of the 2022 J. Ross PSU Award, Mr. J. Ross’ employment agreement was amended to provide that Mr. J. Ross is no longer entitled to receive the one-time cash transaction bonus included in the employment agreement. In connection with the employment agreement, the Company also entered into a restrictive covenant agreement with Mr. J. Ross, pursuant to which Mr. J. Ross is subject to certain restrictive covenants, including confidentiality, non-disparagement and 12-month post-termination non-competition and non-solicitation covenants.
Thomas Rich
The Company and Mr. Rich entered into an employment agreement on November 2, 2021 (as amended by that certain Performance Stock Unit Grant Notice and Performance Stock Unit Agreement between the Company and Mr. Rich, dated August 2, 2022 (the "2022 Rich PSU Award"), pursuant to which Mr. Rich will continue to serve as Executive Vice President, Rentals for an initial term of five years, subject to renewal thereafter for successive one-year periods. Pursuant to the employment agreement, Mr. Rich is entitled to receive: (i) a base salary of $450,000; and (ii) an annual cash bonus equal to 50% of his base salary based on Company performance metrics and/or individual performance objectives, in each case, as determined by the board or its compensation committee. Mr. Rich is eligible to receive equity awards under the Amended and Restated Omnibus Plan, as determined by the board or its compensation committee, in the form of time- and performance-based restricted stock units. Under the terms of the 2022 Rich PSU Award, Mr. Rich’s employment agreement was amended to provide that Mr. Rich is no longer entitled to receive the one-time cash transaction bonus included in the employment agreement. In connection with the employment agreement, the Company also entered into a restrictive covenant agreement with Mr. Rich, pursuant to which Mr. Rich is subject to certain restrictive covenants, including confidentiality, non-disparagement and 12-month post-termination non-competition and non-solicitation covenants.
R. Todd Barrett
The Company and Mr. Barrett entered into an employment agreement on March 9, 2022 (as amended by that certain
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Performance Stock Unit Grant Notice and Performance Stock Unit Agreement between the Company and Mr. Barrett, dated August 2, 2022 (the "2022 Barrett PSU Award") and that certain letter agreement between the Company and Mr. Barrett, dated April 25, 2022, each as described below), pursuant to which Mr. Barrett will serve as Chief Accounting Officer for an initial term of five years, subject to renewal thereafter for successive one-year periods. Pursuant to the employment agreement, Mr. Barrett is entitled to receive: (i) a base salary of $237,000; and (ii) an annual cash bonus equal to 50% of his base salary based on Company performance metrics and/or individual performance objectives, in each case, as determined by the Board or its Compensation Committee. Mr. Barrett is eligible to receive equity awards under the Amended and Restated Omnibus Plan, as determined by the Board or its Compensation Committee, in the form of time- and performance-based restricted stock units. Under the terms of the 2022 Barrett PSU Award, Mr. Barrett’s employment agreement was amended to provide that Mr. Barrett is no longer entitled to receive the one-time cash transaction bonus included in the employment agreement. In connection with the employment agreement, the Company also entered into a restrictive covenant agreement with Mr. Barrett, pursuant to which Mr. Barrett is subject to certain restrictive covenants, including confidentiality, non-disparagement and 12-month post-termination non-competition and non-solicitation covenants.
The Company and Mr. Barrett entered into a letter agreement on April 25, 2022, pursuant to which Mr. Barrett served as Interim Chief Financial Officer commencing on May 13, 2022. Mr. Barrett succeeded Bradley Meader, who stepped down as Chief Financial Officer, effective May 13, 2022. Pursuant to the letter agreement, Mr. Barrett is entitled to receive a base salary of $275,000 and a car allowance of $1,200 per month and, for as long as he held the Interim Chief Financial Officer title, Mr. Barrett was entitled to receive an additional cash payment of $10,000 per month (prorated for any partial month). In addition, Mr. Barrett was entitled to receive a one-time cash bonus of $100,000, payable to Mr. Barrett (i) 120 days following the effective date of appointment of a permanent Chief Financial Officer, subject to continued employment through the payment date, or (ii) if earlier, within 30 days following Mr. Barrett’s termination of employment by the Company without "cause" or by Mr. Barrett with "good reason" (as such terms are defined in Mr. Barrett’s employment agreement), provided that Mr. Barrett otherwise satisfied the conditions to payment of severance benefits under his employment agreement (including timely execution and non-revocation of a release of claims). Mr. Barrett stepped down as Interim Chief Financial Officer upon Mr. Eperjesy’s appointment, effective August 15, 2022, and continues to serve as Chief Accounting Officer.
Bradley Meader
On May 13, 2022, Mr. Meader stepped down as Chief Financial Officer. In connection with his resignation, Mr. Meader was not entitled to any payments pursuant to the employment agreement entered into between the Company and Mr. Meader.

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Outstanding Equity Awards at Fiscal Year-End
The following table summarizes, for each of the NEOs, the outstanding equity awards as of December 31, 2022. The market value of the shares of common stock reflected in the table is based upon the market price per share on December 30, 2022 (the last trading day of 2022), which was $6.32.

			Option Awards				Stock Awards
Name(1)	Award Type	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Fred Ross	2021 RSU Award	5/27/21					131,250	829,500
	2021 PSU Award	5/27/21							153,125	967,750
	2021 RSU Award	7/08/21					131,250	829,500
	2021 PSU Award	7/08/21							153,125	967,750
	2022 RSU Award	8/02/22					350,000	2,212,000
	2022 PSU Award	8/02/22							175,000	1,106,000
Ryan McMonagle	2021 RSU Award	5/27/21					121,875	770,250
	2021 PSU Award	5/27/21							142,187	898,622
	2021 RSU Award	7/08/21					121,875	770,250
	2021 PSU Award	7/08/21							142,187	898,622
	2022 RSU Award	8/02/22					325,000	2,054,000
	2022 PSU Award	8/02/22							162,500	1,027,000
Christopher J. Eperjesy	2022 RSU Award	8/02/22					270,000	1,706,400
	2022 PSU Award	8/02/22							135,000	853,200
Joseph Ross	2021 RSU Award	5/27/21					75,000	474,000
	2021 PSU Award	5/27/21							87,500	553,000
	2021 RSU Award	7/08/21					75,000	474,000
	2021 PSU Award	7/08/21							87,500	553,000
	2022 RSU Award	8/02/22					200,000	1,264,000
	2022 PSU Award	8/02/22							100,000	632,000
Thomas Rich	2021 RSU Award	5/27/21					75,000	474,000
	2021 PSU Award	5/27/21							87,500	553,000
	2021 RSU Award	7/08/21					75,000	474,000
	2021 PSU Award	7/08/21							87,500	553,000
	2022 RSU Award	8/02/22					200,000	1,264,000
	2022 PSU Award	8/02/22							100,000	632,000
R. Todd Barrett	2020 Option	3/18/20	6,667	6,666	$4.00	3/16/30
	2020 RSU Award	3/18/20					3,333	21,065
	2021 RSU Award	5/27/21					13,125	82,950
	2021 PSU Award	5/27/21							15,312	96,772
	2021 RSU Award	7/08/21					5,625	35,550
	2021 PSU Award	7/08/21							6,562	41,472
	2022 RSU Award	8/02/22					35,000	221,200
	2022 PSU Award	8/02/22							17,500	110,600
(1) Mr. Meader is excluded because he left the Company in August 2022 and his outstanding equity awards were forfeited.
(2) Each of the RSU time-based awards vests as follows:
–2021 RSU Award. One-fourth of the award vests on April 1 of each year beginning in 2022 subject to continued employment through the applicable vesting date.
–2022 RSU Award. One-fourth of the award vests on April 1 of each year beginning in 2024 (2023 for Mr. Eperjesy) subject to continued employment through the applicable vesting date.
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(3) Each of the PSU performance-based awards vests as follows:
–2021 PSU Award. The PSUs are divided into two vesting tranches: (i) one-fourth of the PSUs in the first tranche vest at the end of each fiscal year 2021 through 2024 subject to the attainment of a specific stock price target, averaged over 30 days, during the applicable performance year, (with such performance target deemed attained if Platinum Equity, LLC or its affiliate consummates a sale of shares of the Company’s common stock to an unaffiliated third party when the specific stock price target has been attained), with a portion of such PSUs remaining eligible to vest in a subsequent performance year in the event the stock price target is not obtained for the given performance year; and (ii)(A) one-fourth of the PSUs in the second tranche vest at the end of each fiscal year 2021 through 2024 subject to the attainment of a specific stock price target during the applicable performance year, with a portion of such PSUs remaining eligible to vest in a subsequent performance year in the event the stock price target is not obtained for the given performance year or (B) one-fourth of the PSUs in the second tranche vest at the end of each fiscal year 2022 through 2025 as follows: (x) 100% of the PSUs eligible to vest will vest subject to achievement of the specific EBITDA goal for the prior fiscal year at the target level or (y) one-fourth of the PSUs eligible to vest will vest subject to achievement of the specific EBITDA goal for the prior fiscal year at the threshold level (and if actual EBITDA is between the target and threshold levels, then the number of PSUs that vest is determined based on straight-line interpolation between such performance levels), whichever of clause (A) or (B) results in a higher number of PSUs vesting for the applicable performance year, in each case, subject to continued employment through the applicable vesting date.
–2022 PSU Award. The PSUs that were approved in 2022 are divided into two vesting tranches: (i) one-fourth of the PSUs in the first tranche vest at the end of each fiscal year 2023 through 2026 subject to the attainment of a specific stock price target, averaged over 30 days, during the applicable performance year (with such performance target deemed attained if Platinum Equity, LLC or its affiliate consummates a sale of shares of the Company’s common stock to an unaffiliated third party when the specific stock price target has been attained), with any portion of such PSUs remaining eligible to vest in a subsequent performance year in the event the stock price target is not obtained for the given performance year; and (ii) one-fourth of the PSUs in the second tranche vest at the end of each fiscal year 2024 through 2027 as follows: (x) 100% of the PSUs eligible to vest will vest subject to the achievement of a specific EBITDA goal for the prior fiscal year at the target level or (y) one-fourth of the PSUs eligible to vest will vest subject to achievement of the specific EBITDA goal for the prior fiscal year at the threshold level (and if actual EBITDA is between the target and threshold levels, then the number of PSUs that vest is determined based on straight-line interpolation between such performance levels), in each case, subject to continued employment through the applicable vesting date. As of December 31, 2022, none of the performance goals for the second tranche had been set. Accordingly, the second tranche of PSUs is reflected in the Outstanding Equity Awards at target level performance.
Refer to "2022 LTIP — Type of Equity Granted and Performance Metrics" on page 35 for a further description of the PSU vesting provisions.
2022 Stock Vested and Option Exercises
The following table presents, for each of the NEOs, the number of shares of our common stock acquired and the value realized upon the vesting and settlement of RSUs and PSUs during 2022. Except for Mr. Barrett, none of our NEOs holds stock options. There were no exercises of stock options during 2022 by our NEOs. Stock awards vested in 2022 are comprised of RSUs and PSUs granted under the LTIP for the fiscal years ended December 31, 2020, 2021 and 2022.

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Fred Ross	131,250	$1,006,250
Ryan McMonagle	121,876	$934,381
Joseph Ross	75,000	$575,000
Thomas Rich	75,000	$575,000
R. Todd Barrett	11,043	$86,868
Bradley Meader	37,500	$312,750
(1) The value realized is calculated by multiplying the number of shares of stock received by the closing price per share of our common stock on the NYSE on the applicable vesting date or, if such date was not a trading date, on the last trading day immediately preceding the vesting date. In 2022, certain PSUs and RSUs held by our NEOs vested on March 18, 2022, April 1, 2022 and December 31, 2022, and the closing price per share of our common stock was $8.99, $8.34 and $6.32, respectively.
Potential Payments Upon Termination or Change in Control
Each of our NEOs has entered into employment agreements, the material terms of which have been summarized under "Employment Agreements" beginning on page 43. Upon certain terminations of employment, our NEOs (employed as of December 31, 2022) are entitled to payments of compensation and certain benefits. The table below reflects the amount of compensation and benefits payable to each NEO who was employed as of December 31, 2022 in the event of (i) termination for "cause" or termination with "good reason" ("involuntary termination"), or (ii) termination by reason of an executive’s death or disability. The amounts shown assume that the applicable triggering event occurred on December 31, 2022, and therefore, are estimates of the amounts that would be paid to the NEOs upon the occurrence of such triggering event.
Vesting of unvested equity awards granted under the Amended and Restated Omnibus Plan upon a change in control of the Company depends on the share price and type of consideration received by our majority stockholder, as further described in section "Change in Control Provisions Affecting LTIP Awards" in the CD&A beginning on page 38. The financial effect of such e
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vent has been included in this table.

Name	Termination(1)	Severance ($)(2)	Annual Incentive Plan ($)(3)	Benefits Continuation ($)(4)	Vesting of Restricted Stock Units ($)(5)	Total ($)(6)
Fred Ross	Involuntary	1,700,000	425,000	33,112	3,871,000	6,029,112
Ryan McMonagle	Involuntary	1,600,000	400,000	38,690	3,594,500	5,633,190
Christopher J. Eperjesy	Involuntary	585,000	380,250	25,116	1,706,400	2,696,766
Joseph Ross	Involuntary	450,000	292,500	25,116	2,212,000	2,979,616
Thomas Rich	Involuntary	450,000	292,500	25,116	2,212,000	2,979,616
R. Todd Barrett	Involuntary	275,000	137,500	25,116	360,765	798,381
(1) An “Involuntary” termination of employment under the employment agreements for our NEOs occurs if the individual’s employment is terminated either by the Company without "cause" or by such individual for "good reason" (as such terms are defined in each individual’s employment agreement) or in connection with the non-renewal of the term of employment by the Company, and, subject to his execution and non-revocation of a general release of claims and continued compliance with restrictive covenant obligations, such individuals would be entitled to the following:
(2) One times the NEO’s base salary, payable in installments during the 12-month period following the termination (in the cases of Messrs. F. Ross and McMonagle, such amount is two times his base salary, payable over the 24-month period following the termination).
(3) Any prior year’s earned but unpaid annual bonus and a pro-rated annual bonus for the year of termination based on actual performance. The target annual award payment amount based on each NEO's annual base salary is reported in this table (see "Actual Payouts Under the 2022 STIP" on page 34).
(4) Continued participation in the Company’s group health plan for up to 12 months (in the cases of Messrs. F. Ross and McMonagle, continued participation for up to 24 months in such group health plan).
(5) The accelerated vesting of RSUs assuming an 80% cash CIC. The value is shown based on the closing share price of $6.32 as of December 31, 2022. Because the closing price was lower than the Tranche 2 PSUs’ target value, no PSUs would have vested and therefore no value related to PSUs is included in the amount shown in this column. If the change in control is not an 80% cash CIC, outstanding RSUs will remain outstanding and eligible to vest based on the existing vesting schedule and outstanding PSUs will generally convert to time-based vesting and vest at the end of each performance year in accordance with the applicable award agreement (without regard to any stock price target or EBITDA goal, as applicable) if the consideration payable in the change in control equals or exceeds a specific stock price target. However, if outstanding RSUs and PSUs are not assumed or substituted in the change in control that is not an 80% cash CIC, then such awards will vest. In addition, if the NEO’s employment is terminated by the Company without “cause” or by the NEO for “good reason,” in either case, within one year following a change in control that is not an 80% cash CIC, any outstanding RSUs and converted PSUs will vest. If the consideration payable per share in the change in control is less than the stock price targets, all unvested PSUs will be forfeited for no consideration upon such change in control. Refer to "Change in Control Provisions Affecting LTIP Awards" in the CD&A on page 38 for further information.
(6) Amounts shown are the maximum potential payment the NEO would have received as of December 31, 2022. Amounts of any reduction pursuant to the Section 280G best pay provision would be calculated upon actual termination of employment.
2022 Pay Ratio
The ratio of the annual total compensation of our "median employee" of $57,887 to the annual total compensation of our CEO of $4,261,163, as reported in the Summary Compensation Table, was approximately 74:1. In calculating the annual total compensation for the median employee, we included each element of compensation listed in the Summary Compensation Table above, including the Company’s matching contribution to a 401(k) plan or similar plan for such median employee. The median employee was identified as of December 31, 2022 by taking the following steps:
–Identifying the employees to be included in the calculation.
–Calculating the compensation of each of the employees in the employee pool for the 12-months ended December 31, 2022 using the consistently applied compensation measure of 2022 W2 wages (the "compensation measure").
–Ordering the compensation measure of all employees in the employee pool from lowest to highest and identifying the median employee based on gross earnings.
As of December 31, 2022, we had 2,167 employees. The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices, the pay ratio reported above should not be used as a basis for comparison between companies by other companies. In addition, we expect the Company’s annually reported pay ratio may vary significantly year over year, given the size of the Company and the potential variability in Company employee compensation.
We identified the median employee used for 2022 from the Company’s employee population as of December 31, 2022. After
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excluding 69 employees pursuant to the de minimis exemption, the Company’s employee population consisted of 2,098 employees. Under the de minimis exemption, the Company was permitted to exclude up to 5% of its total employees who are non-U.S. employees. The Company relied on this exemption to exclude the employee population of 69 employees in Canada, which collectively accounted for less than 5% of the Company’s total employee population of 2,167 as of December 31, 2022.
Pay Versus Performance
As required by Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between executive compensation and our financial performance for each of the last two completed fiscal years. In determining the "compensation actually paid" to our NEOs, we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table, as the SEC’s valuation methods for this section differ from those required in the Summary Compensation Table. The table below summarizes compensation values reported in our Summary Compensation Table, as well as the adjusted values required in this section for the 2021 and 2022 fiscal years.

					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(1)(2)(3)	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs(2)(3)	Company Total Shareholder Return	Peer Group Total Shareholder Return(4)	Net Income (Loss) ($ in millions)	Adjusted EBITDA(5) ($ in millions)
2022	$4,261,163	$3,142,037	$2,134,747	$1,445,764	$85.75	$114.07	$38.9	$393.0
2021	$6,447,451	$5,441,201	$4,009,465	$2,510,468	$108.55	$125.90	$(181.5)	$277.3
(1) Fred Ross ("CEO") served as the principal executive officer ("PEO") for each year shown.
(2) Compensation Actually Paid ("CAP") is an amount calculated using a formula prescribed by the SEC based on total compensation as disclosed in the "Summary Compensation Table" ("SCT") on page 41, with specified adjustments for pensions (if applicable) and stock-based compensation. To calculate CAP, the following amounts were deducted from and added to SCT total compensation:

PEO SCT Total to CAP Reconciliation:
Year	SCT Total(i)	Net Adjustments to SCT Total(ii) (iii)	CAP
2022	$4,261,163	$(1,119,126)	$3,142,037
2021	$6,447,451	$(1,006,250)	$5,441,201

Average Non-PEO NEOs SCT Total to CAP Reconciliation:
Year	SCT Total(i)	Net Adjustments to SCT Total(ii) (iii)	CAP
2022	$2,134,747	$(688,983)	$1,445,764
2021	$4,009,465	$(1,498,997)	$2,510,468
(i) Reflects "Total Compensation" reported in the SCT for each year shown.
(ii) Includes the grant date fair value of equity-based awards granted in each year as reflected in the SCT.
(iii) Includes the value of equity calculated in accordance with the SEC methodology for determining CAP for each year shown. Fair value or change in fair value, as applicable, of equity awards was determined by reference to (i) for RSUs, the closing price per share on the applicable year-end dates or, in the case of vesting dates, the closing price per share on the applicable vesting dates; (ii) for PSUs (excluding any market-based awards), the same valuation methodology as RSU awards except that the year-end values are multiplied by the probability of achievement of the applicable performance objective as of the applicable date; and, (iii) for market-based awards, the fair value is calculated using a Monte Carlo simulation approach in a risk-neutral framework to model future stock price movements based upon historical volatility (based on the weighted-average combination of the Company’s historic volatility and of the implied volatility of a group of the Company’s peers), risk-free rates of return, and correlation matrix. Please refer to the section "Accounting for Share-Based Compensation" in the CD&A on page 38 for additional information. The equity components of CAP for each fiscal year are further detailed in the supplemental tables below. No adjustments for pensions are required as the Company does not have a defined-benefit plan.
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Adjustments to Determine Compensation "Actually Paid" for CEO	2022	2021
Deduction for amounts reported under the "Stock Awards" column in the SCT	$(2,959,250)	$(5,440,750)
Increase for fair value of awards granted during year that remain unvested as of year-end	2,836,750	4,434,500
Increase/deduction for change in fair value from prior year-end to current year-end of awards granted prior to year that were outstanding and unvested as of year-end	(1,134,438)	—
Increase/deduction for change in fair value from prior year-end to vesting date of awards granted prior to year that vested during year	(18,813)	—
Increase based upon incremental fair value of awards modified during year	156,625	—
Total adjustments	$(1,119,126)	$(1,006,250)

Adjustments to Determine Average Compensation "Actually Paid" for Non-CEO NEOs	2022	2021
Deduction for amounts reported under the "Stock Awards" column in the SCT	$(1,441,642)	$(3,400,469)
Increase for fair value of awards granted during year that remain unvested as of year-end	1,391,358	1,900,500
Increase/deduction for change in fair value from prior year-end to current year-end of awards granted prior to year that were outstanding and unvested as of year-end	(406,089)	972
Increase/deduction for change in fair value from prior year-end to vesting date of awards granted prior to year that vested during year	(37,218)	—
Deduction of fair value of awards granted prior to year that were forfeited during year	(250,750)	—
Increase based upon incremental fair value of awards modified during year	55,358	—
Total adjustments	$(688,983)	$(1,498,997)
(3) The assumptions used in calculating the fair value of unvested stock-based awards as of December 31 of each year (or the vest date, if earlier) were consistent with those used to calculate the grant date fair value. The amounts shown do not constitute a promise or commitment by the Company to pay and final outcomes are likely to differ.
(4) The peer group is the S&P 600 Industrials and comprises those companies included in the S&P SmallCap 600 that are classified as members of the GICS® Industrials sector peer group (the "PvP Peer Group").
(5) As an additional measure, the Company has included Adjusted EBITDA, which is used by the Company to evaluate performance and allocate resources. Refer to additional information refer to 2022 Short-Term Incentive Plan ("STIP") on page 34.
The following discusses the relationship between compensation actually paid to our CEO and the average of our non-CEO NEOs versus selected measures:
Compensation Actually Paid vs. Net Income (Loss)
■Compensation actually paid to our CEO of $3.1 million and $5.4 million and average compensation actually paid to our non-CEO NEOs of $1.4 million and $2.5 million compares to net income (loss) of $38.9 million and $(181.5) million for 2022 and 2021, respectively.
Compensation Actually Paid vs. Adjusted EBITDA
■Compensation actually paid to our CEO of $3.1 million and $5.4 million and average compensation actually paid to our non-CEO NEOs of $1.4 million and $2.5 million compares to Adjusted EBITDA of $393.0 million and $277.3 million for 2022 and 2021, respectively.
Company Cumulative TSR vs. PvP Peer Group TSR
■The Company’s TSR for 2022 and 2021 of $85.75 and $108.55, respectively, compares to Peer Group TSR of $114.07 and $125.90 for 2022 and 2021, respectively.
Compensation Actually Paid vs. Company Cumulative TSR
■Compensation actually paid to our CEO and average compensation actually paid to our non-CEO NEOs declined 42% compared to a 21% decline in the Company's TSR.
The following table lists the three most important financial performance measures that the Compensation Committee used to link compensation actually paid to the NEOs to Company performance for the most recently completed fiscal year.

Most Important Performance Measures
Adjusted EBITDA(1)(2)
Gross Profit(3)
Leverage Ratio(4)
(1) Adjusted EBITDA is the performance measure used for performance units (the PSUs), as discussed in "Long-Term Incentive Plan ("LTIP")" beginning on
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page 35.
(2) For our NEOs, 100% of their bonus opportunity for 2022 was based on Company ("corporate") Adjusted EBITDA for 2022.
(3) Gross Profit is the performance measure used to evaluate the Company’s operating segment performance. For additional information, see Note 21 to our audited consolidated financial statements included in our 2022 Annual Report on Form 10-K.
(4) Leverage Ratio is a measure used by the Company to evaluate the ability to service debt. Leverage Ratio is calculated as the ratio of "net debt," which is total debt and finance leases excluding deferred financing fees less cash and cash equivalents, to Adjusted EBITDA.
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EQUITY COMPENSATION PLAN INFORMATION
The following table summarizes the information regarding equity awards outstanding and available for future grants as of December 31, 2022:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(2)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(3)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(4)
Equity compensation plans approved by security holders(1)	9,324,310	$6.92	6,296,714
Equity compensation plans not approved by security holders	—	—	—
Total	9,324,310	$6.92	6,296,714

(1) Consists of the Amended and Restated Omnibus Plan and 2022 Employee Stock Purchase Plan (the "ESPP").
(2) Includes 1,820,692 outstanding stock options and 7,503,618 unvested restricted stock units and unvested performance stock units.
(3) Includes the weighted average exercise price for outstanding options only; restricted stock units and performance stock units do not have an exercise price and are not included in the calculation of weighted average exercise price.
(4) Includes 1,356,714 shares available for future issuance under the Amended and Restated Incentive Plan and 4,940,000 shares available for future issuance under our ESPP.
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STOCK OWNERSHIP
The following table sets forth information as of March 8, 2023 regarding s ownership of shares of our common stock by:
–each person known to be the beneficial owner of more than 5% of our outstanding common stock;
–each director;
–each Named Executive Officer; and
–all current executive officers and directors as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Percentage ownership is based on 246,114,861 shares of common stock outstanding as of March 8, 2023. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Custom Truck One Source, Inc., 7701 Independence Ave, Kansas City, Missouri 64125.

Name of Beneficial Owner		Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Common Stock
Directors and Named Executive Officers:
Fred Ross	(1)	2,134,050	*
Mark D. Ein	(2)	9,628,473	3.9%
Marshall Heinberg	(3)	270,304	*
Louis Samson		—	*
Rahman D'Argenio		—	*
David Wolf		—	*
Bryan Kelln		—	*
Georgia Nelson		52,946	*
Mary Jackson		14,315	*
David Glatt		—	*
Paul Bader		52,946	*
Ryan McMonagle		330,726	*
Christopher Eperjesy		42,366	*
Joseph Ross	(4)	361,933	*
Thomas Rich		113,003	*
Jim Carlsen		62,378	*
Adam Haubenreich		111,746	*
R. Todd Barrett	(5)	30,776	*
All Directors and Executive Officers as a Group (18 individuals)		13,205,962	5.3%

Five Percent Holders:
Platinum Equity, LLC	(6)	148,600,000	60.4%
ECP ControlCo, LLC	(7)	28,266,890	11.4%
* Less than one percent
(1) Includes 2,000,000 shares held by the Frederick M. Ross, Jr. Holding Company, LLC.
(2) Includes (i) 5,706,289 shares of common stock and warrants to purchase an additional 2,457,338 shares of common stock held by Capitol Acquisition Management IV, LLC and (ii) 20,000 shares subject to currently exercisable options.
(3) Includes 85,000 shares of common stock owned by Mr. Heinberg’s spouse.
(4) Includes 282,449 shares of common stock held by the Joseph P. Ross Holding Company, LLC.
(5) Includes 10,000 shares of common stock subject to currently exercisable options to purchase shares of common stock.
(6) Based solely on the Schedule 13D/A filed by Platinum Equity, LLC, PE One Source Holdings, LLC is the record holder of 148,600,000 shares of common
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stock. Platinum Equity, LLC is the sole member of each Platinum Equity Investment Holdings, LLC ("Platinum Holdings") and Platinum Equity Investment Holdings V Manager, LLC ("PEIH V Manager"). Platinum Holdings is the sole member of Platinum Equity Investment Holdings IC (Cayman), LLC, which is the general partner of Platinum Equity InvestCo, L.P. ("PEIC LP"), which holds all of the outstanding equity in Platinum Equity Investment Holdings V, LLC ("PEIH V"), which holds all of the outstanding equity in Platinum Equity Partners V, LLC, which is the general partner of Platinum Equity Partners V, L.P., which is the general partner of Platinum Equity Capital Partners V, L.P., which holds a majority of the outstanding equity in PE One Source Holdings, LLC. PEIH V Manager is the sole manager of PEIH V, and Platinum InvestCo (Cayman), LLC holds a controlling interest in PEIC LP. Platinum Equity and Tom Gores, together, hold a controlling interest in PIC LLC and may be deemed to beneficially owned the Shares beneficially owned by PIC LLC. Tom Gores is the Chairman and Chief Executive Officer of Platinum Equity. Accordingly, each of the foregoing entities and Mr. Gores may be deemed to beneficially own the shares of common stock held by PE One Source Holdings, LLC. The address for each entity and individual listed in this footnote is 360 North Crescent Drive, South Building, Beverly Hills, California 90210.
(7) ECP Cardinal Holdings, LP, NESCO Holdings, LP and Energy Capital Partners Management, LP directly own 4,500,000, 21,238,988 and 135,094 shares of common stock, respectively. NESCO Holdings, LP holds warrants to purchase an additional 2,392,808 shares of common stock. The general partner of each of ECP Cardinal Holdings, LP and NESCO Holdings, LP is NESCO Holdings GP, LLC. ECP Starlight Guarantor (Public), LP and Energy Capital Partners III (NESCO Co-Invest), LP are the sole members of NESCO Holdings GP, LLC. Energy Capital Partners III, LLC is the general partner of (i) Energy Capital Partners GP III, LP, which is the general partner of each of Energy Capital Partners III, LP, Energy Capital Partners III-A, LP, Energy Capital Partners III-B, LP, Energy Capital Partners III-C, LP, Energy Capital Partners III-D, LP, which are the sole members of ECP Starlight Public GP, LLC, which is the general partner of ECP Starlight Guarantor (Public), LP, and (ii) Energy Capital Partners GP III Co-Investment (NESCO), LLC, which is the general partner of Energy Capital Partners III (NESCO Co-Invest), LP. As a result, each of the foregoing entities may be deemed to share beneficial ownership of the shares of common stock held by ECP Cardinal Holdings, LP and Nesco Holdings LP. ECP Management GP, LLC is the general partner of Energy Capital Partners Management, LP and may be deemed to share beneficial ownership of the securities beneficially owned by Energy Capital Partners Management, LP. ECP ControlCo, LLC is the sole member of Energy Capital Partners III, LLC and the sole member of ECP Management GP, LLC and may be deemed to share beneficial ownership of the securities beneficially owned be each of Energy Capital Partners III, LLC and ECP Management GP, LLC. The managing members of ECP ControlCo, LLC are Douglas Kimmelman, Andrew Singer, Peter Labbat, Tyler Reeder and Rahman D’Argenio all of whom collectively share the power to vote and dispose of the securities beneficially owned by ECP ControlCo, LLC. Each such individual disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. The address for each person and entity in this footnote is 40 Beechwood Road Summit, New Jersey 07901.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Amended and Restated Stockholders’ Agreement
On April 1, 2021, a subsidiary of Nesco acquired Custom Truck One Source, L.P. and the Company changed its name to "Custom Truck One Source, Inc."
In connection with the Acquisition, Nesco, Platinum, Blackstone, ECP, Capitol and certain members of Nesco’s management agreed to replace the existing Stockholders’ Agreement of Nesco, dated as of July 31, 2019 with the Amended and Restated Stockholders’ Agreement, effective upon consummation of the Acquisition.
The Amended and Restated Stockholders’ Agreement provides that so long as Platinum meets the Platinum Director Nomination Threshold, Platinum has the right to designate up to seven nominees for the election to the Board, three of whom are required to be independent directors. In addition, while Platinum meets the Platinum Director Nomination Threshold, the Amended and Restated Stockholders’ Agreement does not restrict Platinum from nominating additional directors and soliciting stockholders outside of the Company’s proxy statement, subject to the rights of the other parties to the Amended and Restated Stockholders’ Agreement. Each Platinum designee director who is not an independent director will have two votes on the Board. In addition to the foregoing, so long as Platinum meets the Platinum Ownership Threshold, Platinum also has the right to (i) designate any number of directors described in the first sentence of this paragraph, so long as the total number of votes of all such designees does not exceed the difference of the total number of votes constituting a majority of all votes of all directors minus one and (ii) designate up to two additional nominees for election to the Board, each of whom has the number of votes equal to a fraction the denominator of which is the actual number of directors serving on the Board at the time such vote is cast that were nominated by Platinum and the numerator of which is eight. If Platinum does not meet the Platinum Ownership Threshold but beneficially owns 4.5% or more of our common stock, the number of designees who are not independent directors that Platinum is entitled to nominate decreases from four to one, and such director’s voting power decreases to one vote. All such rights to designate nominees, including independent directors, shall cease if Platinum fails to beneficially own 4.5% or more of our common stock.
The Amended and Restated Stockholders’ Agreement further provides that: (i) ECP will have the right to designate one nominee for the election to the Board so long as it beneficially owns at least 4.5% of our common stock; (ii) Capitol will have the right to designate one nominee for the election to our Board so long as it beneficially owns at least 50% of the common stock it held as of the closing of the Acquisition; and (iii) the Chief Executive Officer of the Company shall hold a seat on the Board. Except as set forth above with respect to the Platinum designee directors, each director has one vote in any matter submitted to the Board for its consideration.
While Platinum meets the Platinum Ownership Threshold, Platinum, in its capacity as stockholder, will have consent rights over the following actions of the Company or any of its subsidiaries:
–entering into or effecting a change in control;
–entering into agreements providing for the acquisition or divestiture of assets or equity security of any person, with aggregate consideration in excess of $50 million;
–entering into any joint venture or similar business alliance having a fair market value in excess of $50 million;
–initiating any liquidation, dissolution, receivership, bankruptcy or other insolvency proceeding;
–making any material change in the nature of the business;
–effecting share repurchases, except for repurchases pursuant to a repurchase plan or certain repurchases from employees which are approved by the Board;
–declaring dividends or reclassifying equity securities or securities convertible into equity securities;
–incurring indebtedness for borrowed money in an aggregate principal amount in excess of $50 million, other than borrowings under the existing revolving credit facility;
–granting security interests or guaranties other than in the ordinary course;
–terminating or hiring the Company’s Chief Executive Officer, Chief Financial Officer and Chief Operating Officer;
–amending our Certificate of Incorporation or Bylaws;
–designating of any class of stock;
–issuing any equity securities or rights to acquire equity securities, other than equity issued pursuant to employee equity plans that shall have been approved by the Board;
–establishing or changing any employee incentive plans;
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–changing accounting policies other than required in accordance with GAAP, and any material tax elections;
–hiring or terminating of principal outside counsel or auditor; and
–entering into any contracts not specifically listed above involving aggregate payments to or by the Company in excess of $50 million per annum.
Pursuant to the terms of the Amended and Restated Stockholders’ Agreement, certain shares of common stock held by ECP and Capitol continue to be designated "Earnout Shares" and such Earnout Shares are subject to restrictions on (i) transfer of such shares and (ii) forfeiture of such shares tied to both time and performance to which the other shares of common stock are not subject.
If, at any time while Platinum beneficially owns 50% or more of the common stock, Platinum receives a bona fide offer from a third party to purchase or otherwise desires to transfer shares of common stock to a third party on arm’s length terms, including shares of common stock owned by ECP, Capitol or certain members of management of the Company (the "Drag Shares"), and (i) such sale proposal, if consummated, would result in a change in control of the Company (taking into account all Drag Shares), (ii) such sale proposal does not involve the transfer of Drag Shares to Platinum or an affiliate of Platinum and (iii) in such sale proposal, if consummated, Platinum would receive the same form of consideration as the other stockholders in the Company (a "Required Sale"), then Platinum may deliver a written notice with respect to such sale proposal at least 10 business days prior to the anticipated closing date of such Required Sale to ECP, Capitol and the applicable members of the Company’s management requiring them to sell or otherwise transfer their shares of common stock to the proposed transferee.
Any acquisition proposal by Platinum (or an affiliate thereof) or any acquisition in which Platinum does not receive the same form of consideration as the other stockholders of the Company will, in each case, require approval by both (i) a majority of the disinterested directors or a special committee of independent directors and (ii) while ECP owns 5% or more of the shares of common stock on a fully diluted basis (calculated using the treasury stock method), a majority of the Company’s stockholders that are independent of Platinum and otherwise disinterested.
Platinum, ECP and Capitol will be granted certain rights to have registered, in certain circumstances, the resale under the Securities Act of the shares of common stock held by them, subject to certain conditions set forth therein.
The Company agreed to certain indemnification rights for the benefit of Platinum, ECP, Capitol and certain of their representatives and affiliates in connection with their purchase or ownership of Company equity interests or their involvement in litigation in their capacity as a stockholder of the Company (or as a representative or affiliate of any of Platinum, ECP or Capitol, as the case may be).
In connection with, and subject to, the approval of Proposal No. 2 discussed herein, the Board intends to further amend and restate the Amended and Restated Stockholders’ Agreement to account for certain administrative updates, including the removal of Blackstone as a stockholder of the Company and clarifications with respect to the number of votes to which each member of the Board is entitled.
Subscription, Supplemental Equity Financing and Rollovers
In connection with the Acquisition, on April 1, 2021, certain equity holders of Custom Truck LP ("Sellers") contributed a portion of their equity interests in Custom Truck LP with an aggregate value of $100.5 million in exchange for shares of our common stock, valued at $5.00 per share ("Rollovers") pursuant to Rollover and Contribution Agreements between Nesco and the Sellers, each dated December 3, 2020.
On April 1, 2021, we issued and sold to Platinum certain shares of our common stock with a purchase price of $5.00 per share pursuant to a common stock Purchase Agreement ("Investment Agreement"), by and between Nesco and Platinum, dated December 3, 2020. In accordance with the Investment Agreement, on December 21, 2020, Nesco also entered into Subscription Agreements ("Subscription Agreements") with certain investors ("PIPE Investors") to finance in part the Acquisition. Pursuant to the Subscription Agreements, the PIPE Investors purchased an aggregate of 28,000,000 shares of our common stock at $5.00 per share for an aggregate purchase price of $140 million ("Supplemental Equity Financing") upon consummation of the Acquisition and related transactions.
Blackstone and certain of our directors and officers acquired shares of common stock at a purchase price of $5.00 per share, as part of the Supplemental Equity Financing and Rollovers. Blackstone acquired 14,171,421 shares of common stock, Marshall Heinberg and his immediate family acquired 150,000 shares of common stock, Georgia Nelson acquired 25,000 shares of common stock, Fred Ross, Joseph Ross and members of their immediate family acquired 5,023,322 shares of common stock, Paul Bader acquired 25,000 shares of common stock, Mark Ein acquired 1,000,000 shares of common stock, Ryan McMonagle acquired 197,926 shares of common stock, Bradley Meader acquired 48,956 shares of common stock, Thomas Rich acquired 20,857 shares of common stock, Jim Carlsen acquired 31,974 shares of common stock, and Adam Haubenreich acquired 62,318 shares of common stock. Joshua Boone, our former Chief Financial Officer, also acquired 50,000
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shares of common stock as part of the Supplemental Equity Financing.
In connection with the Acquisition, on April 1, 2021, the Company and the PIPE Investors, including certain of our directors and officers as discussed above, entered into a Registration Rights Agreement (the "Registration Rights Agreement"). Pursuant to the terms of the Registration Rights Agreement, among other things, the Company is obligated to file a registration statement to register the resale under the Securities Act of the shares of common stock subscribed for by the PIPE Investors pursuant to the Subscription Agreements.
Indemnification Agreements
The Company has entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements require the Company to indemnify the respective director and/or officer under the circumstances and to the extent provided for therein, to the fullest extent permitted by the General Corporation Law of the State of Delaware, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or officer in any action or proceeding arising out of the person’s service as a director or officer.
Platinum
In connection with the Acquisition, on April 1, 2021, the Company and Platinum entered into a Corporate Advisory Services Agreement, pursuant to which, among other things, Platinum provides certain transactional and corporate advisory services to the Company, and the Company will pay to Platinum an advisory fee of $5 million per each of the calendar years 2021 through 2023 (pro-rated for calendar year 2021), $2.5 million for calendar year 2024 and $1.25 million per annum for each calendar year thereafter.
ECP
ECP and their affiliates have ownership interests in a broad range of companies. The Company has commercial transactions in the ordinary course of its business with subsidiaries of PLH Group, Inc., a company partially owned by an affiliate of ECP. Revenues derived from these transactions totaled $13.3 million for the year ended December 31, 2022.
For ECP’s right to nominate for election to the Board, see "—Amended and Restated Stockholders’ Agreement" above.
Fred Ross and Joseph Ross
Fred Ross, our Founder and a director, Joseph Ross, our President – Sales, and members of their immediate family, own Ross Custom Properties, LLC, which leased certain facilities to CTOS. In December 2022, the Company terminated the lease agreements and purchased the facilities and land from these related parties for a purchase price of approximately $15.4 million. Prior to the lease termination, during the year ended December 31, 2022, rent expense paid by the Company to Ross Custom Properties, LLC totaled approximately $0.5 million.
Fred Ross, Joseph Ross and members of their immediate family own R&M Equipment Rental. CTOS rents and sells equipment and provides services to R&M Equipment Rental. Total revenue for the Company from these transactions with R&M Equipment Rental for the year ended December 31, 2022 was $23.5 million. Accounts receivable from R&M Equipment Rental was $5.1 million as of December 31, 2022.
Fred Ross, Joseph Ross and members of their immediate family provide charter aircraft services for the Company. These amounts totaled $0.8 million for the year ended December 31, 2022.
For transactions Fred Ross, Joseph Ross and members of their immediate family had in connection with the Supplemental Equity Financing and the Rollovers, see "—Subscription, Supplemental Equity Financing and Rollovers" above.
Policies and Procedures for Related Person Transactions
Our Board has adopted a written Related Person Transaction and Procedures policy. Under the policy, our Audit Committee has the primary responsibility for reviewing and approving or disapproving "Related Person Transactions." Our Related Person Transaction and Procedures provides that a "Related Person Transaction" is a material transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company was, is or will be a participant and in which any Related Person had, has or will have a direct or indirect material interest. A transaction involving an amount exceeding $120,000 is presumed to be a "material transaction," though transactions involving lower amounts may be material based on the facts and circumstances. A Related Person is defined as a director, executive officer, nominee for director or greater than 5% beneficial owner of our voting securities, in each case since the beginning of the most recently completed year, any of their immediate family members and any firm, corporation or other entity in which any of the
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foregoing persons is employed or is a general partner, managing member or principal or in a position of having control or significant influence.
Pursuant to our policy, the Audit Committee shall review the relevant facts and circumstances of each Related Person Transaction (other than certain pre-approved transactions) and either approve or disapprove the Related Person Transaction. Such review shall include if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party, the extent of the Related Person’s interest in the transaction, and shall also take into account the conflicts of interest and corporate opportunity provisions of the Company’s Code of Ethics and Conduct. Any Related Person Transaction shall be consummated and shall continue only if the Audit Committee has approved or ratified such transaction in accordance with the guidelines set forth in our Related Person Transaction and Procedures. Management shall present to the Audit committee each proposed Related Person Transaction, including all relevant facts and circumstances relating thereto and shall update the Audit Committee as to any material changes to any approved or ratified Related Person Transaction and shall provide a status report of all then current Related Person Transactions at least quarterly at a regularly scheduled meeting of the Audit Committee or as needed.
Certain related person transactions described above were not required to be approved in accordance with our current Related Person Transaction and Procedures because they were entered into prior to or in connection with the consummation of the Acquisition, at which time our current Related Person Transaction and Procedures became effective.
Family Relationships
In 2022, there were no family relationships between any of the Company’s executive officers and directors, except that Fred Ross, who was our Chief Executive Officer until March 20, 2023, and currently our Founder and a director, has siblings who work for the Company, including Joseph Ross, his brother, who is an executive officer.
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OTHER MATTERS
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of our common stock (collectively, the "Reporting Persons"), file reports of ownership and changes of ownership with the SEC. Such Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.
Based solely upon a review of Section 16(a) filings on EDGAR and written representations from the Reporting Persons, we believe that during the fiscal year ended December 31, 2022, all Section 16(a) filing requirements were satisfied on a timely basis with the following exceptions:
•Each of Jim Carlsen, Adam Haubenreich, Ryan McMonagle, Fred Ross, Joseph Ross and Thomas Rich filed a late Form 4 on March 9, 2023. Each of the Forms 4 reports vesting of certain performance stock units and disposition of shares to satisfy tax withholding requirement on December 31, 2022.
•R. Todd Barrett filed a late Form 4 on April 4, 2023, reporting the vesting of restricted stock units on March 18, 2021, March 18, 2022 and March 18, 2023, the vesting of performance stock units on December 31, 2022, and the disposition of shares to satisfy related tax withholding requirement on December 31, 2022 and March 18, 2023.
2022 Annual Report on Form 10-K and SEC Filings
Our financial statements for the year ended December 31, 2022 are included in our Annual Report on Form 10-K for the year ended December 31, 2022, which is posted on our website at https://investors.customtruck.com and is available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report on Form 10-K (excluding exhibits) without charge by sending a written request to Investor Relations, Custom Truck One Source, Inc., 7701 Independence Avenue, Kansas City, Missouri 64125. We will provide any exhibit upon payment of a specified reasonable fee. The annual report is not soliciting material and is not incorporated into this document by reference.
*    *    *
The Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote shares they represent in accordance with their own judgment on such matters.
It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by Internet or by phone as instructed on the enclosed Notice of Internet Availability of Proxy Materials or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS
Kansas City, Missouri
April ___________2023
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ANNEX A
THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF CUSTOM TRUCK ONE SOURCE, INC.
Pursuant to Sections 242 and 245
of the General Corporation Law of the State of Delaware
Custom Truck One Source, Inc. a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that:
1.The present name of the corporation is Custom Truck One Source, Inc.
2.The corporation was incorporated under the name "Nesco Holdings, Inc." by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on July 30, 2019.
3.This Third Amended and Restated Certificate of Incorporation of the Corporation, which restates and integrates and also further amends the provisions of the Corporation’s present Restated Certificate of Incorporation filed with the Secretary of State of Delaware on April 1, 2021 (the "Restated Certificate of Incorporation").
4.This Third Amended and Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.
5.The Restated Certificate of Incorporation of the Corporation is hereby amended, integrated and restated to read in its entirety as follows:
First: The name of the corporation is Custom Truck One Source, Inc. (hereinafter sometimes referred to as the "Corporation").
Second: The registered office of the Corporation is to be located at 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at that address is The Corporation Trust Company.
Third: The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as it now exists or may hereafter be amended and supplemented ("DGCL").
Fourth: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 510,000,000 of which 500,000,000 shares shall be Common Stock, par value $0.0001 per share (the "Common Stock"), and 10,000,000 shares shall be Preferred Stock par value $0.0001 per share (the "Preferred Stock"). The designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation are as follows:
A.Preferred Stock. The Board of Directors of the Corporation (the "Board of Directors") is expressly granted authority to issue shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights and such qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series all to the fullest extent now or hereafter permitted by the DGCL. Without limiting the generality of the foregoing, the resolution or resolutions providing for the issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to any other series of Preferred Stock to the extent permitted by law. The number of authorized shares of the Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the DGCL.
B.Common Stock.
1.General. The voting, dividend, liquidation, conversion and stock split rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.
2.Voting. Each holder of Common Stock shall be entitled to one vote for each share of Common Stock held by such holder. Each holder of Common Stock shall be entitled to notice of any
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stockholders’ meeting in accordance with the Bylaws of the Corporation (as in effect at the time in question) (the "Bylaws") and applicable law on all matters put to a vote of the stockholders of the Corporation.
The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the DGCL.
3.Dividends. Subject to the rights of any holders of any shares of Preferred Stock which may from time to time come into existence and be outstanding, the holders of Common Stock shall be entitled to the payment of dividends when and as declared by the Board of Directors in accordance with applicable law and to receive other distributions from the Corporation. Any dividends declared by the Board of Directors to the holders of the then outstanding shares of Common Stock shall be paid to the holders thereof pro rata in accordance with the number of shares of Common Stock held by each such holder as of the record date of such dividend.
4.Liquidation. Subject to the rights of any holders of any shares of Preferred Stock which may from time to time come into existence and be outstanding, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the funds and assets of the Corporation that may be legally distributed to the Corporation’s stockholders shall be distributed among the holders of the then outstanding shares of Common Stock pro rata in accordance with the number of shares of Common Stock held by each such holder.
Fifth:
A.The provisions of this Article Fifth shall be subject to the terms of that certain Second Amended and Restated Stockholders’ Agreement, dated as of April 14, 2023 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the "Stockholders’ Agreement"), by and among the Corporation, an affiliate of Platinum Equity Advisors, LLC ("Platinum"), ECP (as defined below), Capitol (as defined below) and the Management Holders (as defined therein) and the rights of the holders of any outstanding shares of Preferred Stock. The Board of Directors (other than directors elected by holders of Preferred Stock voting separately) shall be divided into three classes: Class A, Class B and Class C. The number of directors in each class shall be as nearly equal as possible. The directors in Class A shall be elected for a term expiring at the 2026 Annual Meeting of Stockholders, the directors in Class B shall be elected for a term expiring at the 2024 Annual Meeting of Stockholders and the directors in Class C shall be elected for a term expiring at the 2025 Annual Meeting of Stockholders. Commencing at the first Annual Meeting of Stockholders, and at each annual meeting thereafter, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Except as the DGCL may otherwise require, in the interim between annual meetings of stockholders or special meetings of stockholders called for the election of directors and/or the removal of one or more directors and the filling of any vacancy in connection therewith, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum (as defined in the Bylaws), or by the sole remaining director. All directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.
B.During any period when the holders of any series of Preferred Stock, voting separately as a series or together with one or more series, have the right to elect additional directors, then upon commencement and for the duration of the period during which such right continues: (a) the then otherwise total authorized number of directors of the Corporation shall automatically be increased by such specified number of directors, and the holders of such Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to said provisions, and (b) each such additional director shall serve until such director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his or her earlier death, resignation, retirement, disqualification or removal. Except as otherwise provided by the Board of Directors in the resolution or resolutions establishing such series, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such additional directors elected by the holders of such stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate (in which case each such director shall thereupon cease to be qualified as, and shall cease to be, a director) and the total authorized number of directors of the Corporation shall be
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reduced accordingly.
C.In any matter submitted to the Board of Directors for its consideration each director that is not designated a Platinum Special Director shall be entitled to one (1) vote. For so long as Platinum (together with its Affiliates) meets the Platinum Director Nomination Threshold, the Platinum Special Directors collectively shall be entitled to a number of votes equal to the total number of directors (excluding the Platinum Special Directors) plus one (1), which votes shall be equally divided among each Platinum Special Director. For so long as Platinum (together with its Affiliates) meets the Platinum Ownership Threshold but not the Platinum Director Nomination Threshold, each Platinum Special Director shall have one (1) or two (2) votes each, as specified by Platinum to the Board of Directors, so long as the total number of votes of all Platinum Directors (including the Platinum Special Directors) does not exceed the total number of votes constituting a majority of all votes of all directors minus one (1). For the avoidance of doubt, if Platinum and its Affiliates do not meet the Platinum Ownership Threshold, then each Platinum Special Director shall be entitled to one (1) vote.
D.For purposes of this Article Fifth, references to:
1."Affiliate" means, with respect to any specified person, any person that, directly or indirectly, controls, is controlled by, or is under common control with, such specified person, through one or more intermediaries or otherwise. "Affiliates" with respect to Platinum shall not include the Corporation or its subsidiaries.
2."Beneficially Own" (including its correlative meanings, "Beneficial Owner" and "Beneficial Ownership") has the meaning ascribed to it in Section 13(d) of the Securities Exchange Act of 1934, as amended; provided, however, that a person shall not be deemed to have Beneficial Ownership of an equity interest (including Common Stock) unless it has the pecuniary interest in such equity interest.
3."Non-Fully Diluted Basis" means all shares of Common Stock issued and outstanding, excluding the Sponsor Earnout Shares (as defined in the Stockholders’ Agreement) to the extent such Sponsor Earnout Shares remain subject to forfeiture pursuant to Section 2.1 of the Stockholders’ Agreement.
4."Platinum Director" means an individual elected to the Board of Directors that has been nominated by Platinum pursuant to the Stockholders’ Agreement or otherwise in accordance with the Bylaws.
5."Platinum Director Nomination Threshold" means that Platinum, together with its Affiliates, Beneficially Owns a number of shares of Common Stock that is equal to or greater than 50% of the total number of shares of Common Stock issued and outstanding (on a Non-Fully Diluted Basis).
6."Platinum Ownership Threshold" means that Platinum, together with its Affiliates, Beneficially Owns a number of shares of Common Stock that is (a) equal to or greater than 30% of the total number of shares of Common Stock issued and outstanding and (b) greater than the number of shares of Common Stock owned by any other person or group of Affiliated persons (in each of cases (a) and (b) of this sentence, on a Non-Fully Diluted Basis).
7."Platinum Special Director" means each Platinum Director that is designated as a Platinum Special Director by Platinum to the Board of Directors.
Sixth: The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:
A.Election of directors need not be by ballot unless the Bylaws so provide.
B.In furtherance and not in limitation of the rights, power, privileges and discretionary authority granted or conferred by the DGCL or other statutes or laws of the State of Delaware, and subject to the rights granted pursuant to the Stockholders’ Agreement, the Board of Directors shall have the power, without the assent or vote of the stockholders, to make, alter, amend, change, add to or repeal the Bylaws as provided in the Bylaws. The Corporation may in its Bylaws confer powers upon its Board of Directors in addition to the foregoing and in addition to the powers and authorities expressly conferred upon the Board of Directors by applicable law.
C.The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided, however, that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the
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contract or act would otherwise be open to legal attack because of directors’ interests, or for any other reason.
D.In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of the State of Delaware, of this Certificate of Incorporation, and to the Bylaws; provided, however, that no bylaw shall invalidate any prior act of the directors which was valid prior to such bylaw having been made.
E.At any time when Platinum and its affiliates collectively beneficially own, in the aggregate, at least 50% in voting power of the stock of the Corporation entitled to vote generally in the election of directors, any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the books in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be made by hand, overnight courier or by certified or registered mail, return receipt requested. At any time when the ownership thresholds of the first sentence of this paragraph are not fulfilled, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders; provided, however, that any action required or permitted to be taken by the holders of Preferred Stock, voting separately as a series or separately as a class with one or more other such series, may be taken without a meeting, without prior notice and without a vote, to the extent expressly so provided by the applicable certificate of designation relating to such series of Preferred Stock.
F.Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time only by or at the direction of the Board of Directors or the Chairman of the Board of Directors and, at any time when Platinum and its affiliates collectively beneficially own, in the aggregate, at least 5% in voting power of the stock of the Corporation entitled to vote generally in the election of directors, the Chairman of the Board of Directors shall call such meeting at the request of Platinum from time to time.
Seventh:
A.The personal liability of the directors of the Corporation to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as director is hereby eliminated to the fullest extent permitted by the DGCL. Any amendment, repeal or modification of this Article Seventh, or the adoption of any provision of this Certificate of Incorporation inconsistent with this Article Seventh, shall not adversely affect any right or protection of a director of the Corporation existing immediately prior to such amendment, repeal or modification. If the DGCL is amended after approval by the stockholders of this Article Seventh to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended.
B.The Corporation, to the full extent permitted by Section 145 of the DGCL, shall indemnify, advance expenses and hold harmless all persons whom it may indemnify pursuant thereto. The Corporation may, by action of the Board of Directors, provide rights to indemnification and to advancement of expenses to such other employees or agents of the Corporation or its subsidiaries to such extent and to such effect as the Board of Directors shall determine to be appropriate and authorized by the DGCL. Expenses (including attorneys’ fees) incurred by an officer or director of the Corporation in defending any civil, criminal, administrative, or investigative action, suit or proceeding for which such officer or director may be entitled to indemnification hereunder shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized hereby. Any amendment, repeal or modification of this Article Seventh shall not adversely affect any rights or protection existing hereunder immediately prior to such repeal or modification.
C.Without limiting the generality of the foregoing, the Corporation hereby acknowledges that the directors designated by Platinum, ECP or Capitol pursuant to Section 1.1 of the Stockholders’ Agreement may have certain rights to indemnification, advancement of expenses and/or insurance provided by Platinum, ECP or Capitol, as applicable, and certain of their respective affiliates (collectively, the "Fund Indemnitors"). The Corporation hereby agrees (i) that it is the indemnitor of first resort (i.e., its obligations to such persons are primary and any obligation of the Fund
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Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such persons are secondary), (ii) that it shall be required to advance the full amount of expenses incurred by such persons and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement to the extent legally permitted and as required by the terms of this Third Amended and Restated Certificate of Incorporation or the Bylaws of (or any other agreement between the Corporation and such persons), without regard to any rights such persons may have against the Fund Indemnitors, and (iii) that it irrevocably waives, relinquishes and releases the Fund Indemnitors from any and all claims against the Fund Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Corporation further agrees that no advancement or payment by the Fund Indemnitors on behalf of such persons with respect to any claim for which such persons have sought indemnification from the Corporation shall affect the foregoing and the Fund Indemnitors shall be subrogated to the extent of such advancement or payment to all of the rights of recovery of such persons against the Corporation. The Corporation and each such person agree that the Fund Indemnitors are express third party beneficiaries of the terms of this Article Seventh.
Eighth:
A.Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery (the "Chancery Court") of the State of Delaware (or, in the event that the Chancery Court does not have jurisdiction, the federal district court for the District of Delaware or other state courts of the State of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation arising pursuant to any provision of the DGCL or this Certificate of Incorporation or the Bylaws (as either may be amended from time to time) or (iv) any action asserting a claim against the Corporation governed by the internal affairs doctrine, in each such case, subject to said Court of Chancery (or the federal district court for the District of Delaware or other state court of the State of Delaware, as applicable) having personal jurisdiction over the indispensable parties named as defendants therein. Unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the United States will be the exclusive forum for resolving any complaint asserting a cause of action arising under the federal securities laws of the United States.
B.If any provision or provisions of this Article Eighth shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article Eighth (including, without limitation, each portion of any sentence of this Article Eighth containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article Eighth.
Ninth: In addition to any vote or consent required under the Stockholders’ Agreement, from time to time any of the provisions of this Certificate of Incorporation may be amended, altered, changed or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this Certificate of Incorporation are granted subject to the provisions of this Article Ninth.
Tenth:
A.Corporate Opportunity - Scope. The provisions of this Article Tenth are set forth to define, to the extent permitted by applicable law, the duties of Exempted Persons (as defined below) to the Corporation with respect to certain classes or categories of business opportunities. "Exempted Persons" means (i) Energy Capital Partners, LLC, a Delaware limited liability company, Energy Capital Partners II, LLC, a Delaware limited liability company, Energy Capital Partners III, LLC, a Delaware limited liability company, Energy Capital Partners Mezzanine, LLC, a Delaware limited liability company, Energy Capital Partners IV, LLC, a Delaware limited liability company, Energy Capital Partners Credit Solutions II, LLC, a Delaware limited liability company, ECP ControlCo, LLC, a Delaware limited liability company, Energy Capital Partners Holdings, LP, a Delaware limited partnership, ECP Feeder, LP, a Delaware limited partnership and ECP Management GP, LLC, a Delaware limited liability company (collectively, "ECP"), and their affiliates (including, but not limited to, any entity that, directly or indirectly, controls, is controlled by or is under common
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control with ECP), successors, directly or indirectly managed funds or vehicles, partners, principals, directors, officers, members, managers and employees, including any of the foregoing who serve as officers or directors of the Corporation, (ii) Capitol Acquisition Management IV LLC, a Delaware limited liability company, Capitol Acquisition Founder IV LLC, a Delaware limited liability company (collectively, "Capitol"), Mark Ein, L. Dyson Dryden, William Plummer and Jeff Stoops and each of their respective affiliates, successors, partners, principals, directors, officers, members, managers and employees, including any of the foregoing who serve as officers or directors of the Corporation and (iii) Platinum and its affiliates (including, but not limited to, any entity that, directly or indirectly, controls, is controlled by or is under common control with Platinum), successors, directly or indirectly managed funds or vehicles, partners, principals, directors, officers, members, managers and employees of Platinum or any of the foregoing, including any of the foregoing who serve as officers or directors of the Corporation; provided, however, that Exempted Persons shall not include the Corporation or any of its subsidiaries.
B.Competition and Allocation of Corporate Opportunities. To the fullest extent permitted by law, the Exempted Persons shall not have any fiduciary duty to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Corporation or any of its subsidiaries. To the fullest extent permitted by applicable law, the Corporation, on behalf of itself and its subsidiaries, renounces any interest or expectancy of the Corporation and its subsidiaries in, or in being offered an opportunity to participate in, business opportunities that are from time to time presented to the Exempted Persons, even if the opportunity is one that the Corporation or its subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so, and each such Exempted Person shall have no duty to communicate or offer such business opportunity to the Corporation and, to the fullest extent permitted by applicable law, shall not be liable to the Corporation or any of its subsidiaries for breach of any fiduciary or other duty, as a director or officer or otherwise, by reason of the fact that such Exempted Person pursues or acquires such business opportunity, directs such business opportunity to another person or fails to present such business opportunity, or information regarding such business opportunity, to the Corporation or its subsidiaries; provided, however, that the foregoing waiver of corporate opportunities by the Corporation contained in this sentence shall not apply to any such corporate opportunity that is expressly and exclusively offered to a director or officer of the Corporation in his or her capacity as such.
C.Certain Matters Deemed Not Corporate Opportunities. In addition to and notwithstanding the foregoing provisions of this Article Tenth, a corporate opportunity shall not be deemed to belong to the Corporation if it is a business opportunity that the Corporation is not financially or legally able or contractually permitted to undertake, or that is, from its nature, not in the line of the Corporation’s business or is of no practical advantage to it or that is one in which the Corporation has no interest or reasonable expectancy.
D.Limitation of Director Liability. To the fullest extent permitted by law, no amendment or repeal of this Article Tenth in accordance with the provisions hereof shall apply to or have any effect on the liability or alleged liability of any Exempted Person for or with respect to any activities or opportunities of which such Exempted Person becomes aware prior to such amendment or repeal. This Article Tenth shall not limit or eliminate any protections or defenses otherwise available to, or any rights to indemnification or advancement of expenses of, any director or officer of the Corporation under this Certificate of Incorporation, the Bylaws, any agreement between the Corporation and such officer or director, or any applicable law.
E.Deemed Notice. Any person or entity purchasing, holding or otherwise acquiring any interest in any shares of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article Tenth.
Eleventh:
A.The Corporation expressly elects not to be governed by Section 203 of the DGCL.
B.Notwithstanding the foregoing, the Corporation shall not engage in any business combination (as defined below), at any point in time at which the Corporation’s Common Stock is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with any interested stockholder (as defined below) for a period of three (3) years following the time that such stockholder became an interested stockholder, unless:
1.prior to such time, the Board of Directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder,
2.upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock
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(as defined below) of the Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by (i) persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or
3.at or subsequent to such time, the business combination is approved by the Board of Directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2⁄3% of the outstanding voting stock of the Corporation which is not owned by the interested stockholder.
C. For purposes of this Article Eleventh, references to:
1."affiliate" means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.
2."associate,” when used to indicate a relationship with any person, means: (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.
3."Permitted Direct Transferee" means any person that acquires (other than in a registered public offering or through a broker’s transaction executed on any securities exchange or other over-the-counter market) directly from any of Platinum, ECP, Capitol or any of their respective affiliates or successors or any "group," or any member of any such group, of which such persons are a party under Rule 13d-5 of the Exchange Act beneficial ownership of 5% or more of the then-outstanding voting stock of the Corporation.
4."Permitted Indirect Transferee" means any person that acquires (other than in a registered public offering or through a broker’s transaction executed on any securities exchange or other over-the-counter market) directly from any Permitted Direct Transferee or any other Permitted Indirect Transferee beneficial ownership of 5% or more of the then-outstanding voting stock of the Corporation.
5."business combination," when used in reference to the Corporation and any interested stockholder of the Corporation, means:
1.any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation (a) with the interested stockholder, or (b) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation Section (B) of this Article Eleventh is not applicable to the surviving entity;
2.any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;
3.any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested stockholder, except: (a) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (b) pursuant to a merger under Section 251(g) of the DGCL; (c) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of the Corporation
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subsequent to the time the interested stockholder became such; (d) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all holders of said stock; or (e) any issuance or transfer of stock by the Corporation; provided, however, that in no case under items (c)-(e) of this subsection (3) shall there be an increase in the interested stockholder’s proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation (except as a result of immaterial changes due to fractional share adjustments);
4.any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or
5.any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges, or other financial benefits (other than those expressly permitted in subsections (1)-(4) above) provided by or through the Corporation or any direct or indirect majority-owned subsidiary.
6."control," including the terms "controlling," "controlled by” and "under common control with," means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of 20% or more of the outstanding voting stock of the Corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this Article Eleventh, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.
7."interested stockholder" means any person (other than the Corporation or any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the owner of 15% or more of the outstanding voting stock of the Corporation, or (ii) is an affiliate or associate of the Corporation and was the owner of 15% or more of the outstanding voting stock of the Corporation at any time within the three (3) year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder; and the affiliates and associates of such person; but "interested stockholder" shall not include or be deemed to include, in any case, (a) Platinum, ECP, Capitol, any Permitted Direct Transferee, any Permitted Indirect Transferee or any of their respective affiliates or successors or any "group," or any member of any such group, to which such persons are a party under Rule 13d-5 of the Exchange Act, or (b) any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of any action taken solely by the Corporation, provided, however, that such person shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of the definition of "owner" below but shall not include any other unissued stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.
8."owner," including the terms "own" and "owned," when used with respect to any stock, means a person that individually or with or through any of its affiliates or associates:
1.beneficially owns such stock, directly or indirectly;
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2.has (a) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person’s affiliates or associates until such tendered stock is accepted for purchase or exchange; or (b) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person’s right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to ten (10) or more persons; or
3.has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (b) of subsection (2) above), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.
9."person" means any individual, corporation, partnership, unincorporated association or other entity.
10."stock" means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.
11."voting stock" means stock of any class or series entitled to vote generally in the election of directors and, with respect to any entity that is not a corporation, any equity interest entitled to vote generally in the election of the governing body of such entity. Every reference to a percentage of voting stock shall refer to such percentages of the votes of such voting stock.
Twelfth: For as long as the Stockholders’ Agreement remains in effect, in the event of any conflict between the terms and provisions of this Certificate of Incorporation and those contained in the Stockholders’ Agreement, the terms of the Stockholders’ Agreement shall be incorporated by reference into the relevant provisions hereof (which provisions hereof shall be interpreted and applied in a manner consistent with the terms of the Stockholders’ Agreement) and shall govern and control, except as provided otherwise by mandatory provisions of the DGCL.

[Signature Page Follows]

IN WITNESS WHEREOF, Custom Truck One Source, Inc. has caused this Third Amended and Restated Certificate of Incorporation to be executed by its duly authorized officer as of this ___ day of ______, 2023.

CUSTOM TRUCK ONE SOURCE, INC.

By:_________________________________

Name:	Christopher J. Eperjesy
Title:	Chief Financial Officer
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ANNEX B
Non-GAAP Financial Information for Compensation Discussion and Analysis
The following table provides a reconciliation of net income (loss) to Adjusted EBITDA for the years ended December 31, 2022 and December 31, 2021. As previously noted, Adjusted EBITDA is a non-GAAP financial measure and should not be considered in isolation or as a substitute for revenue, operating income/loss, net income/loss, earnings/loss per share or any other comparable operating measure prescribed by GAAP.

	Year Ended December 31,
(in $000s)	2022	2021
Net income (loss)	$38,905	$(181,501)
Interest expense	76,265	67,610
Income tax expense (benefit)	7,827	4,425
Depreciation and amortization	223,483	209,073
EBITDA	346,480	99,607
Adjustments:
Non-cash purchase accounting impact (1)	23,069	33,954
Transaction and integration costs (2)	26,218	51,993
Loss on extinguishment of debt (3)	—	61,695
Sales-type lease adjustment (4)	5,204	7,030
Share-based payments (5)	12,297	17,313
Change in fair value of derivative and warrants (6)	(20,290)	6,192
Adjusted EBITDA	$392,978	$277,784
(1) Represents the non-cash impact of purchase accounting, net of accumulated depreciation, on the cost of equipment and inventory sold. The equipment and inventory acquired received a purchase accounting step-up in basis, which is a non-cash adjustment to the equipment cost pursuant to our ABL Credit Agreement.
(2) Represents transaction and process improvement costs related to acquisitions of businesses, including post-acquisition integration costs, which are recognized within operating expenses in our Consolidated Statements of Operations and Comprehensive Income (Loss). These expenses are comprised of professional consultancy, legal, tax and accounting fees. Also included are expenses associated with the integration of acquired businesses. These expenses are presented as adjustments to net income (loss) pursuant to our ABL Credit Agreement.
(3) Loss on extinguishment of debt represents special charges, which are not expected to recur. Such charges are adjustments pursuant to our ABL Credit Agreement.
(4) Represents the impact of sales-type lease accounting for certain leases containing RPOs, as the application of sales-type lease accounting is not deemed to be representative of the ongoing cash flows of the underlying rental contracts. The adjustments are made pursuant to our ABL Credit Agreement.
(5) Represents non-cash share-based compensation expense associated with the issuance of stock options and restricted stock units.
(6) Represents the charge to earnings for our interest rate collar and the change in fair value of the liability for warrants.
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PROXY CARD

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 14, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CTOS2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 14, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V12925-P93824

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CUSTOM TRUCK ONE SOURCE, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect each of the four Class A directors to serve until the 2026 annual meeting of stockholders and until his or her successor is duly elected and qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Paul Bader
02) Rahman D'Argenio
03) Mark D. Ein
04) David Glatt

The Board of Directors recommends you vote FOR proposal 2:

The Board of Directors recommends you vote FOR proposal 3:

	For	Against	Abstain
3. To ratify the appointment of Ernst & Young LLP as the company's independent registered public accounting firm for its fiscal year ending December 31, 2023.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V12926-P93824

CUSTOM TRUCK ONE SOURCE, INC.
Annual Meeting of Stockholders
June 15, 2023 9:00 AM EDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Ryan McMonagle and Adam Haubenreich, or either of them, as proxies, each with the full power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of CUSTOM TRUCK ONE SOURCE, INC. that the stockholder(s) is/are entitled to vote at the 2023 Annual Meeting of Stockholders to be held at 9:00 AM, EDT on June 15, 2023, virtually via a live webcast at www.virtualshareholdermeeting.com/CTOS2023, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL DIRECTOR NOMINEES LISTED IN PROPOSAL 1, "FOR" PROPOSAL 2, AND "FOR" PROPOSAL 3. ANY ADDITIONAL BUSINESS AS MAY PROPERLY COME BEFORE THE 2023 ANNUAL MEETING OF STOCKHOLDERS OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF WILL BE VOTED IN ACCORDANCE WITH THE JUDGMENT OF THE PERSON VOTING THE PROXY. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, OR BY ATTENDING AND VOTING AT THE ANNUAL MEETING (ALTHOUGH ATTENDANCE BY ITSELF WILL NOT REVOKE A PROXY).

Continued and to be signed on reverse side

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